UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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HELIUS MEDICAL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 23, 2021
To our Stockholders:
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Tuesday, May 25, 2021, at 10:00 a.m. Eastern Time to conduct the following items of business:
•
To elect six directors named in the accompanying proxy statement, each to serve for a one-year term until the Company’s 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021;
•	To approve (on an advisory basis) the compensation of our named executive officers;
•	To approve (on an advisory basis) whether an advisory vote on the compensation of our named executive officers should occur once every one, two or three years;
•
To approve a proposed amendment to the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as amended, to (i) increase by 565,000 the maximum number of shares of Class A common stock that may be issued pursuant to awards granted under such plan and (ii) to increase the maximum number of shares that may be issued pursuant to incentive stock options; and

•	To conduct any other business properly brought before the Annual Meeting, or any postponement or the adjournment of such meeting.
Our Board of Directors unanimously recommends that you vote FOR the election of each director nominee, FOR each of Proposals 2, 3, and 5 and every THREE YEARS for Proposal 4.
To protect the health and well-being of our stockholders and employees, the Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online, vote electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HSDT2021 and entering your 16-digit control number. You will not be able to attend the Annual Meeting in person.
Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or by completing, dating, signing and returning the enclosed proxy card or voting instruction card, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting.
Details regarding admission to the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting online, please submit your proxy vote as soon as possible so that your shares can be voted at our Annual Meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the accompanying proxy statement and vote in person.
Thank you for your continued support of Helius Medical Technologies.
Sincerely,

Dane C. Andreeff
Interim President and Chief Executive Officer

HELIUS MEDICAL TECHNOLOGIES, INC.
642 Newtown Yardley Road, Suite 100
Newtown, Pennsylvania 18940
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 25, 2021
Notice is hereby given that the 2021 Annual Meeting of Stockholders of Helius Medical Technologies, Inc. (the “Company,” “Helius,” “we” or “us”) will be held on Tuesday, May 25, 2021, at 10:00 a.m. Eastern Time, as a virtual meeting at www.virtualshareholdermeeting.com/HSDT2021. At the 2021 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “Annual Meeting”), you will be asked to consider and vote upon the following proposals:
•
Proposal 1 – To elect six directors named in the accompanying proxy statement, each to serve for a one-year term until the 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	Proposal 2 – To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021;
•	Proposal 3 – To approve (on an advisory basis) the compensation of our named executive officers;
•	Proposal 4 – To approve (on an advisory basis) whether an advisory vote on the compensation of our named executive officers should occur once every one, two or three years;
•
Proposal 5 – To approve a proposed amendment to the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan to (i) increase by 565,000 the maximum number of shares of Class A common stock that may be issued pursuant to awards granted under such plan and (ii) to increase the maximum number of shares that may be issued pursuant to incentive stock options; and

•	To conduct any other business properly brought before the Annual Meeting.
Through the website above, you will be able to attend the Annual Meeting online, vote electronically, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting. Your attention is directed to the enclosed proxy statement which is set forth on the following pages, where details regarding how to attend the Annual Meeting online and the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on April 8, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.
Our Board of Directors unanimously recommends that you vote FOR the election of each director nominee, FOR each of Proposals 2, 3, and 5 and every THREE YEARS for Proposal 4.
Your vote is extremely important, regardless of the number of shares of Class A common stock you own. Whether or not you plan to virtually attend the Annual Meeting, you are respectfully requested by the Board of Directors to promptly submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card or sign, date and return the enclosed proxy card or voting instruction card. If you received this notice and the accompanying proxy statement in the mail, a return envelope is enclosed for your convenience. This will not prevent you from voting at the Annual Meeting since you may revoke your proxy at any time prior to the Annual Meeting or vote electronically at the Annual Meeting, but submitting your proxy will help to ensure the presence of a quorum at the Annual Meeting and avoid added proxy solicitation costs.
By Order of the Board of Directors,

Joyce LaViscount
Chief Financial Officer, Chief Operating Officer and Secretary
Newtown, Pennsylvania
April 23, 2021
Important Notice Regarding the Availability of Proxy Materials for the
Helius Medical Technologies, Inc. Annual Meeting of Stockholders to be Held on Tuesday, May 25, 2021:
The Notice of Annual Meeting of Stockholders, accompanying proxy statement and annual report to stockholders are available at www.proxyvote.com.

i

HELIUS MEDICAL TECHNOLOGIES, INC.
PROXY STATEMENT
2021 ANNUAL MEETING OF STOCKHOLDERS
MAY 25, 2021
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Who is soliciting my vote?
The Board of Directors (the “Board”) of Helius Medical Technologies, Inc. (the “Company”, “we” or “us”) is soliciting your proxy, as a holder of our Class A common stock (the “Common Stock”), for use at the 2021 Annual Meeting of Stockholders to be held on Tuesday, May 25, 2021, at 10:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/HSDT2021 and any adjournment or postponement of such meeting (the “Annual Meeting”). We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies.
The Notice of Annual Meeting of Stockholders, proxy statement and form of proxy card are expected to be first mailed to stockholders of record on or about April 23, 2021.
What is the purpose of the Annual Meeting?
At the Annual Meeting, you will be voting on:
•
Proposal 1 – To elect six directors named in this proxy statement, each to serve for a one-year term until the 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

•	Proposal 2 – To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2021;
•	Proposal 3 – To approve (on an advisory basis) the compensation of our named executive officers;
•	Proposal 4 – To approve (on an advisory basis) whether an advisory vote on the compensation of our named executive officers should occur once every one, two or three years; and
•
Proposal 5 – To approve a proposed amendment to the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as amended (as amended, the “2018 Plan”) to (i) increase by 565,000 the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2018 Plan and (ii) to increase the maximum number of shares that may be issued pursuant to incentive stock options.

The Board unanimously recommends that you vote FOR the election of each director nominee, FOR each of Proposals 2, 3, and 5 and every THREE YEARS for Proposal 4.
What if another matter is properly brought before the Annual Meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on those matters in accordance with their best judgment.
Who is entitled to vote?
You may vote if you owned shares of our Common Stock at the close of business on April 8, 2021, the record date, provided such shares are held directly in your name as the stockholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting. As of April 8, 2021, we had 2,317,296 shares of Common Stock outstanding and entitled to vote.
All share and per share amounts for all periods presented in this proxy statement have been retroactively adjusted to reflect the reverse stock splits effected on January 22, 2018 and December 31, 2020.
What is the difference between a stockholder of record and a beneficial owner?
Stockholders of Record. If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us.

Beneficial Owners. Many of our stockholders hold their shares of Common Stock through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting.
Can I vote my shares without attending the Annual Meeting?
Stockholders of Record. You may vote by internet, by phone or by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. To vote by internet or phone, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.
Beneficial Owners. If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares. You may also have the option to vote your shares via the internet or phone.
May I attend the Annual Meeting and vote my shares virtually?
The Annual Meeting will be held entirely online. To participate in the Annual Meeting, you will need the 16-digit control number included on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. If your shares are held in street name and you did not receive a 16-digit control number, you may gain access to and vote at the Annual Meeting by logging into your bank or brokerage firm’s website and selecting the stockholder communications mailbox to access the meeting. The control number will automatically populate. If you lose your 16-digit control number, you may join the Annual meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Can I change my vote?
Stockholders of Record. You may change your vote at any time before your proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the Annual Meeting; by submitting a later-dated proxy via internet or phone; or by voting in person at the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day beginning immediately and will close at 11:59 p.m. Eastern Time on May 24, 2021. Your virtual attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you electronically vote at the Annual Meeting or file the proper documentation for it to be so revoked.
Beneficial Owners. If you hold your shares through a broker, bank or other nominee, you should contact such nominee prior to the time such voting instructions are exercised.
What does it mean if I receive more than one proxy card or voting instruction card?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219; Telephone: 800-937-5449.
What if I do not vote for some of the items listed on my proxy or voting instruction card?
Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Shares represented by proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in the manner recommended by the Board on those matters and as the proxyholders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable regulations, a broker, bank or nominee has the discretion to vote on routine matters, including Proposal 2. It is nonetheless very important for you to vote your shares for each proposal.
How many shares must be present to hold the meeting?
In order for us to conduct the Annual Meeting, holders of a majority of the voting power of our outstanding shares of stock entitled to vote as of April 8, 2021 must be present by remote communication or by proxy at the Annual Meeting. This is called a quorum. Abstentions (as well as broker non-votes, if any) will be considered present for purposes of determining a quorum. If a quorum is not reached, the Annual Meeting will be adjourned until a later time.
What vote is required to approve each item of business?
Proposal 1 – Election of Directors. Directors are elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote generally on the election of directors. This means that the six individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” the nominee or “WITHHOLD” your vote with respect to the nominee. Broker non-votes and withhold votes, if any, will have no effect on the outcome of this proposal.
We have adopted a majority voting policy for the election of directors in uncontested elections. Any nominee for director in an uncontested election who receives a greater number of votes “Withheld” from his or her election than votes “For” such election shall promptly tender his or her resignation to the Board following certification of the stockholder vote. The Board will determine whether to accept or reject the director’s resignation, following the Nominating and Corporate Governance Committee recommendation, within 90 days from the date of the applicable stockholders meeting and will promptly publicly disclose its decision.
Proposals 2 – Ratification of Auditors. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the ratification of auditors. We do not anticipate receiving any broker non-votes on Proposal 2. Abstentions will have the same effect as a vote against the matter.
Proposal 3 – Approval of Executive Compensation. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve our named executive officers’ compensation. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Proposal 4 – Frequency of Future Executive Compensation Advisory Votes. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the frequency of future votes on our named executive officers’ compensation. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter. The Board expects to be guided by the alternative that receives the greatest number of votes, even if not a majority.
Proposal 5 – Amendment of the 2018 Plan. The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposed amendment of the 2018 Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Other Matters. The Board does not propose to conduct any business at the Annual Meeting, nor is it aware of any other matter to be presented for action at the Annual Meeting, other than as stated above.
Who will count the votes and where can I find the voting results?
Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate the voting results and a representative of American Election Services will act as inspector of election.
We intend to announce the preliminary voting results at the Annual Meeting and, in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final voting results in a current report on Form 8-K within four business days of the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS
General
Our Board currently consists of six directors, all of whom are being nominated for reelection at this Annual Meeting. The authorized number of directors may be changed from time to time by resolution of the Board. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Five of the nominees listed below are currently directors of the Company who were previously elected by the stockholders. One of the nominees listed below is being nominated by the Board for the first time. It is the Company’s policy to invite its nominees for directors to attend the Annual Meeting. One of the directors attended the 2020 Annual Meeting of Stockholders. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Directors will be elected by a plurality of the votes of the shares present by remote communication, or represented by proxy duly authorized at the Annual Meeting and entitled to vote generally on the election of directors. Accordingly, the six nominees receiving the highest number of affirmative votes will be elected.
We have adopted a majority voting policy for the election of directors in uncontested elections. Any nominee for director in an uncontested election who receives a greater number of votes “Withheld” from his or her election than votes “For” such election shall promptly tender his or her resignation to the Board of Directors following certification of the stockholder vote. The Board will determine whether to accept or reject the director’s resignation, following the Nominating and Corporate Governance Committee recommendation, within 90 days from the date of the applicable stockholders meeting and will promptly publicly disclose its decision.
Nominees
The Company seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Board has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Board to believe that that nominee should continue to serve on the Board. However, each of the members of the Board may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.
Name	Age	Position Held With the Company
Blane Walter	50	Chairman
Dane C. Andreeff	55	Director, Interim Chief Executive Officer and President
Edward M. Straw	82	Director
Jeffrey Mathiesen	60	Director
Mitchell E. Tyler	68	Director
Sherrie Perkins	66	Director
Blane Walter
Mr. Walter has served as a member of our Board of Directors since December 2015 and as Chairman of the Board since August 2020. Mr. Walter is a partner at Talisman Capital Partners, a position he has held since 2011. In 1999, Mr. Walter founded inChord Communications, Inc., a global private healthcare communications company, which was acquired by inVentiv Health in 2005. Mr. Walter joined inVentiv Health as president of the Communications division in 2005 and was named Chief Executive Officer in 2008 and served in that capacity until leading the sale of the company to Thomas H. Lee Partners in 2010. Following the buyout, Mr. Walter served as vice chairman of inVentiv Group, a holding company which survived the buyout, from 2011 to August 2017. Mr. Walter received a B.S. in marketing and finance from Boston College in 1993. Our Board believes that Mr. Walter is qualified to serve as director based on his background in the healthcare and pharmaceutical industries.

Dane C. Andreeff
Mr. Andreeff has served as our Interim President and Chief Executive Officer since August 2020 and as a member of our Board of Directors since August 2017. Mr. Andreeff is the General Partner and Portfolio Manager at Maple Leaf Partners, LP, which owns approximately 5.0% of our outstanding Common Stock. Maple Leaf Partners, LP is a hedge fund founded by Mr. Andreeff, where he has been employed since 1996. In 2003, the fund was seeded by Julian Robertson’s Tiger Management and later grew to over $2 billion in assets under management. Mr. Andreeff also serves as a member of the board of directors of privately-held HDL Therapeutics, Inc. and Myocardial Solutions, Ltd. Mr. Andreeff received his Bachelor’s degree in Economics from the University of Texas at Arlington in 1989 and his Master’s degree in Economics from the University of Texas at Arlington in 1991. Our Board believes that Mr. Andreeff’s extensive experience in the investment industry and capital markets and significant experience advising other companies as a board member, including multiple companies in the healthcare sector, make him a valuable member of the Board.
Edward M. Straw
Vice Admiral Edward M. Straw, USN, (Retired) has served as a member of our Board of Directors since November 2014. He founded Osprey Venture Partners in 2011, a firm that mentors young entrepreneurs seeking investment capital and assists with business development and serves as the managing director. Previously he was president, global operations of The Estée Lauder Companies from 2000 to 2005, senior vice president global operations of the Compaq Computer Corporation from 1998 to 2000, and president of Ryder Integrated Logistics from 1996 to 1998. Prior to joining the private sector, he had a distinguished 35-year career in the U.S. Navy and retired as a three-star admiral. During his military service, Vice Admiral Straw was Director (CEO) of the Defense Logistics Agency, the largest military logistics command supporting the American armed forces. He is a member of the Defense Science Board, chairman of Odyssey Logistics and currently sits on the boards of The Boston Consulting Federal Group, Academy Securities and Lenitiv Scientific. He is a former board member of Eddie Bauer, MeadWestvaco, Ply Gem Industries and Panther Logistics. Vice Admiral Straw received a B.S. from the United States Naval Academy, an MBA from The George Washington University, and is a graduate of the National War College. Our Board believes that Vice Admiral Straw is qualified to serve as a director based on his extensive leadership experience in both the private sector and the U.S. military.
Jeffrey Mathiesen
Mr. Mathiesen has served as a member of our Board of Directors since June 2020. Additionally, Mr. Mathiesen has served as Vice Chair and Lead Independent Director since March 2020 and as Director and Audit Committee Chair, since 2015, of Panbela Therapeutics, Inc. (Nasdaq: PBLA), a publicly traded biopharmaceutical company developing therapies for pancreatic diseases. Mr. Mathiesen has also served as Director and Audit Committee Chair of NeuroOne Medical Technologies Corporation (OTCQB: NMTC), a publicly traded medical technology company providing neuromodulation continuous EEG monitoring and treatment solutions for patients suffering from epilepsy and other nerve related disorders, since 2017, and eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraine, from 2018 to 2020. Mr. Mathiesen served as Advisor to the CEO of Teewinot Life Sciences Corporation, a privately held global leader in the biosynthetic development and production of cannabinoids and their derivatives for consumer and pharmaceutical products, from October 2019 to December 2019, and served as Chief Financial Officer from March 2019 to October 2019. In August 2020, Teewinot Life Insurance Sciences filed a voluntary petition under Chapter 11 of the United Stated Bankrupcy Code. Mr. Mathiesen previously served as Chief Financial Officer of Gemphire Therapeutics Inc., which was acquired by NeuroBo Pharmaceuticals, Inc. (Nasdaq: NRBO) in January 2020, a publicly-held clinical-stage biopharmaceutical company developing therapies for patients with cardiometabolic disorders, from 2015 to 2018, and as Chief Financial Officer of Sunshine Heart, Inc. (Nasdaq: CHFS), a publicly-held early-stage medical device company, from 2011 to 2015. Mr. Mathiesen received a B.S. in Accounting from the University of South Dakota and is a Certified Public Accountant. Our Board believes that Mr. Mathiesen is qualified to serve as director based on his background in a broad range of responsibilities in financial and operational roles, including manufacturing, quality and procurement, in addition to traditional CFO roles in organizations with operations in North America, Europe, Southeast Asia and Australia.
Mitchell E. Tyler
Mr. Tyler has served as a member of our Board of Directors since June 2014. Mr. Tyler is a co-inventor of the PoNS device and is co-owner and clinical director of Advanced NeuroRehabilitation LLC, a position he has held since

2009. Mr. Tyler retired in 2019 after 32 years at the University of Wisconsin as emeritus Senior Lecturer in Biomedical Engineering and Researcher in Rehabilitation Medicine. From 1998 through 2017, Mr. Tyler served as the clinical director and principal investigator of the Tactile Communication and NeuroRehabilitation Laboratory at the University of Wisconsin-Madison. He received his M.S. in Bioengineering from University of California, Berkeley in 1985. Mr. Tyler is a registered professional engineer in Wisconsin. Our Board believes that Mr. Tyler is qualified to serve as a director based on his extensive knowledge of PoNS treatment and his research and development experience in the medical device industry.
Sherrie Perkins
Ms. Perkins has served as a member of our Board of Directors since March 2021. Ms. Perkins has served in the University of Texas MD Anderson Cancer Center’s Venture Mentoring Service since 2017 providing guidance and perspective on commercialization-related topics that are important and relevant to the progression of various ventures. Ms. Perkins also served as an independent member of the board of directors of eNeura, Inc., a privately held medical technology company providing therapy for both acute treatment and prevention of migraines, from 2018 to 2020. Ms. Perkins served as a consultant to LivaNova, PLC (Nasdaq: LIVN), a publicly-held global medical technology company that creates innovative and meaningful medical solutions for the benefit of patients, healthcare professionals, and healthcare systems, from January 2017 to June 2019, and served as Vice President in the sleep apnea, new ventures space within LivaNova from October 2015 to January 2017. Ms. Perkins previously served as Vice President of Marketing and New Business Development of Cyberonics, Inc., an affiliate of LivaNova, from November 2011 to October 2015. Ms. Perkins received a B.S. in Medical Technology from Mississippi State University and an M.A. in Management from Central Michigan University. Our Board believes that Ms. Perkins is qualified to serve as director based on her background and broad range of responsibilities in financial and operational roles, including marketing, business development and commercialization.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of The Board of Directors
The Board reviews its composition annually, including the determination of the independence of our directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent” set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that all of the Company’s directors, other than Messrs. Andreeff and Tyler, are independent, as defined under the Nasdaq listing standards. In making those independence determinations, the Board took into account certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of its directors are or have been affiliated. The Board considered all relationships and transactions that occurred during any 12-month period within the last three fiscal years. The Board determined that the relationships would not interfere with their exercise of independent judgment in carrying out their responsibilities as directors.
Board Leadership Structure
The Company’s Board of Directors is currently chaired by Blane Walter, an independent member of the Board.
The Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and chairman of the Board. It is the Board’s view that rather than having a formal policy, the Board, upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether it is in the best interests of the Company and its stockholders for such offices to be separate or combined.
The Board currently believes that, by separating the positions of Chair of the Board and Chief Executive Officer, the Board can provide significant leadership to management and strong oversight of key opportunities and risks impacting the Company. The Board may reconsider its leadership structure in connection with the appointment of a permanent Chief Executive Officer since Mr. Andreeff is currently acting as Interim President and Chief Executive Officer.
Role of the Board in Risk Oversight
The Board plays an active role in overseeing management of our risks. The Board regularly reviews information regarding our strategy, liquidity and operations, as well as the risks associated with each. The Audit Committee of the Board is responsible for overseeing the management of financial risks. The Compensation Committee also is responsible for overseeing the management of risks relating to our executive compensation policies and arrangements, and for managing risks relating to our director compensation policies and arrangements. Our Nominating and Corporate Governance Committee is responsible for reviewing the independence of the Board and other corporate governance matters.
Meetings of the Board of Directors
The Board of Directors met 11 times during 2020. Each current Board member who served as a director in 2020 attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the portion of the last fiscal year for which he was a director or committee member.

Information Regarding Committees of the Board of Directors
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current committee membership:
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Jeffrey S. Mathiesen	X*	X
Edward M. Straw	X	X*	X
Blane Walter	X	X	X
Sherrie Perkins			X*
*	Committee Chairperson
Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
Audit Committee
The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the scope, adequacy and effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor.
The Audit Committee met four times during 2020. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Board of Directors reviews the definition of independence for Audit Committee members under SEC rules and Nasdaq listing standards on an annual basis and has determined that all members of the Company’s Audit Committee are independent for such purposes.
The Board of Directors has also determined that Mr. Mathiesen qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Mathiesen’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies.

Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm, the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Jeffrey Mathiesen
Edward M. Straw
Blane Walter
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The Compensation Committee was established in March 2018. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of Nasdaq listing standards). The Compensation Committee met four times during 2020. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee the Company’s compensation strategy, policies, plans and programs, including establishing corporate and individual performance objectives relevant to the compensation of the Company’s executive officers and other senior management and evaluation of performance in light of these stated objectives; reviewing and recommending to the Board for approval the compensation and other terms of employment or service, including severance and change-in-control arrangements, of the Company’s Chief Executive Officer, the other executive officers and the directors; and administering the Company’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs.
Compensation Determination: Processes and Procedures
The Compensation Committee will meet at least annually and with greater frequency if necessary and appropriate. The agenda for each meeting will be developed by the Chair of the Compensation Committee, in consultation with legal counsel or other advisers or consultants it deems necessary and appropriate. The Compensation Committee will meet regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
In fiscal 2020 and fiscal 2021, the Compensation Committee delegated authority to the Chief Executive Officer and Interim Chief Executive Officer to grant, without any further action required by the Compensation Committee, equity awards to employees and consultants who are not officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of option administration within the Company and to facilitate the timely grant of options to non-management employees, within specified limits approved by the Compensation Committee.
Historically, the non-employee directors and, since its establishment in 2018, the Compensation Committee, have typically made any significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. Generally, the process comprises of two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The Chief Executive Officer may not be present during these discussions. The Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Company’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee was established in March 2018. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards. The Nominating and Corporate Governance Committee met two times during 2020. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at www.heliusmedical.com.
The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, selecting or recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board, and developing a set of corporate governance principles for the Company.
Generally, director nominees are identified and suggested by our directors or management using their business networks. The Nominating and Corporate Governance Committee also intends to consider director nominees put forward by stockholders. Our Amended and Restated Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at the annual meeting. Such nomination must satisfy the notice, information and consent requirements set forth in our Amended and Restated Bylaws and must be received by us prior to the date set forth under “Additional Matters – Requirements for Submission of Stockholder Proposals and Nominations for 2022 Annual Meeting”.
Stockholders may also recommend individuals to our Board for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Board at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, Attention: Chairman of the Board. The Board does not intend to alter the manner in which it evaluates candidates, based on whether or not the candidate was recommended by a stockholder.
The Nominating and Corporate Governance Committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, the Nominating and Corporate Governance Committee does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise. The Nominating and Corporate Governance Committee also considers their potential contribution to the overall composition of the Board. Director nominee Ms. Perkins was recommended by one of our current directors.

The Nominating and Corporate Governance Committee will review the backgrounds and qualifications of any potential nominees, without regard to whether a potential nominee has been recommended by our stockholders, and, upon consideration of all relevant factors and circumstances, approves the slate of director nominees to be nominated for election at each annual meeting of stockholders.
The Nominating and Corporate Governance Committee considers potential nominees without regard to gender, race, color, creed, religion, national origin, age, sexual orientation or disability. The Nominating and Corporate Governance Committee has not adopted a formal policy with respect to diversity, but seeks a Board that includes a diversity of perspectives and includes individuals that possess backgrounds, skills, expertise and attributes that allow them to function collaboratively and effectively together in their oversight of the Company.
Prohibition on Hedging
Our Insider Trading Policy is designed to create reasonable processes to prevent the Company and its directors, officers, employees and specified other persons from insider trading and any appearance of improper conduct. Our Insider Trading Policy specifically prohibits, among other things, all directors and executive officers and employees of the Company from effecting hedging or monetization transactions, such as zero-cost collars and forward sale contracts.
Stockholder Communications With the Board of Directors
The Board welcomes communications from our stockholders and other interested parties. Stockholders and other interested parties may send communications to the Board, to any particular director or the independent directors as a group, to the following address: Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940. Stockholders or interested parties should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.heliusmedical.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
Non-Employee Director Compensation
The Company adopted a non-employee director compensation policy, effective as of June 10, 2020, pursuant to which the Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will receive an annual retainer of $10,000, $5,000 and $2,500, respectively, and our non-employee directors will receive board compensation in the form of an annual equity retainer equal to $20,000 delivered in options to purchase shares of our common stock, which vest in 12 equal monthly amounts. We also reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings.
The following table shows certain information with respect to the compensation of all non-employee directors of the Company for the fiscal year ended December 31, 2020. Directors who are employees or officers of the Company do not receive any additional compensation for Board service; however, Mr. Andreeff, our Interim President and Chief Executive Officer, has elected to continue to be paid as a non-employee director. As named executive officers of the Company for 2020, compensation paid to Mr. Andreeff, our Interim President and Chief Executive Officer, and Mr. Deschamps, our former President and Chief Executive Officer, for the 2019 and 2020 fiscal years is fully reflected under “—Summary Compensation Table for 2020” below.
Name	Fees earned or paid in cash ($)	Option Awards ($)(5)	Total ($)
Jeffrey Mathiesen(1)	5,000	20,000	25,000
Mitchell E. Tyler(2)	0	20,000	20,000
Edward M. Straw(3)	1,250	20,000	21,250
Blane Walter(4)	1,250	20,000	21,250
(1)	Mr. Mathiesen held options to purchase a total of 1,749 shares of common stock at December 31, 2020.

(2)	Mr. Tyler held options to purchase a total of 3,011 shares of common stock at December 31, 2020.
(3)	Vice Admiral (Retired) Straw held options to purchase a total of 4,282 shares of common stock at December 31, 2020.
(4)	Mr. Walter held options to purchase a total of 4,146 shares of common stock at December 31, 2020.
(5)
The amounts reflect the full grant date fair value for awards granted during the fiscal year ended December 31, 2020. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 4 to our audited financial statements included in our Annual Report on Form 10-K.

On April 7, 2021, following a review of peer group benchmarking, our Board amended our Non-Employee Director Compensation Policy effective as of April 1, 2021. The changes were intended to encourage non-employee directors to continue to serve on our Board, further align the interests of the directors and stockholders, and attract new non-employee directors with outstanding qualifications. Commencing April 1, 2021, all of our non-employee directors will receive an annual cash retainer of $35,000 for Board service and an additional cash retainer for serving as a committee chair or member. Further, the target value of the annual equity retainer was increased to $50,000, to be paid in options (70% of the target value) and RSUs (30% of the target value).

EXECUTIVE OFFICERS
Our executive officers as of April 8, 2021, and their respective ages, are as follows:
Name	Age	Position
Dane C. Andreeff	55	Interim President, Chief Executive Officer and Director
Joyce LaViscount	59	Chief Financial Officer, Chief Operating Officer and Secretary
The biography of Mr. Andreeff is set forth in “Proposal 1— Election of Directors” above.
Joyce LaViscount
Ms. LaViscount has served as our Chief Financial Officer and Chief Operating Officer since October 2015, and she previously served as a member of our Board of Directors from March 2015 to December 2015. Prior to joining Helius, Ms. LaViscount served as chief operating officer and chief financial officer of MM Health Solutions, formerly MediMedia Health, from July 2012 to August 2015. Ms. LaViscount concurrently served as the chief financial officer of MediMedia Pharmaceutical Solutions from January 2014 to February 2015. Previously, Ms. LaViscount served as executive director/group controller North America of Aptalis Pharmaceuticals from February 2011 to July 2012. Ms. LaViscount is a Certified Public Accountant. She received a B.A. in business with a concentration in accounting from Franklin and Marshall College in 1984.

EXECUTIVE COMPENSATION
The following tables and accompanying narrative disclosure discuss the compensation awarded to, earned by, or paid to:
•	Dane C. Andreeff, our Interim President and Chief Executive Officer;
•	Phillippe Deschamps, our former Chief Executive Officer;
•	Joyce LaViscount, our Chief Financial Officer, Chief Operating Officer and Secretary; and
•	Jonathan Sackier, our former Chief Medical Officer.
We refer to these four current or former executive officers as the “named executive officers.”
Summary Compensation Table for 2020
The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the fiscal years ended December 31, 2020 and 2019.
Name and Principal Position	Year	Salary ($)(1)	Option Awards ($)(2)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Dane C. Andreeff Interim President and Chief Executive Officer(3)	2020	—	20,000	—	—	2,500	22,500
	2019	—	79,144	—	—	—	79,144

Philippe Deschamps Former Chief Executive Officer(4)	2020	285,339	—	—	—	501,588(5)	786,927
	2019	492,353	739,776	—	—	12,373(6)	1,244,502
Joyce LaViscount Chief Financial Officer, Chief Operating Officer and Secretary	2020	387,080	24,340	17,602(7)	77,396(7)	1,220(8)	507,638
	2019	381,955	642,705	—	—	8,371(6)	1,033,031

Jonathan Sackier Former Chief Medical Officer(9)	2020	200,000	25,739	—	40,000	1,650(8)	267,389
	2019	336,553	462,360	—	—	—	798,913
(1)
The amounts reported for 2020 and 2019 include the value of stock awards granted in 2020 to Mr. Deschamps 1,759 shares with a value of $31,915), and to Ms. LaViscount (2,155 shares with a value of $38,292), and in 2019 to Mr. Deschamps (376 shares with a value of $7,961) and Ms. LaViscount (258 shares with a value of $5,457), in each case, in lieu of base salary forgone at the election of such named executive officers commencing with the pay period ending December 13, 2019 as described in the last paragraph under “Narrative Disclosure to Summary Compensation Table—Equity-Based Awards”. Mr. Deschamps’ and Ms. LaViscount’s elections to receive restricted stock awards in lieu of cash salary compensation were effective beginning with the December 13, 2019 payroll date and remained in place until May 11, 2020 for Mr. Deschamps and August 11, 2020 for Ms. LaViscount.

(2)
The amounts reflect the full grant date fair value for awards granted during the indicated year. The grant date fair value was computed in accordance with ASC Topic 718, Compensation—Stock Compensation. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 4 to our audited financial statements included in our Annual Report on Form 10-K.

(3)
Mr. Andreeff has been employed as Interim President and Chief Executive Officer of the Company since August 23, 2020. Prior to his appointment as Interim President and Chief Executive Officer, Mr. Andreeff was a non-employee director. Mr. Andreeff has elected to take no additional compensation in return for his service as Interim President and Chief Executive Officer. The amounts in the “Option Awards” and “All Other Compensation” columns for 2020 include an equity grant and cash compensation, respectively, that Mr. Andreeff received while serving as a non-employee director.

(4)	Amounts reported for 2020 reflect that Mr. Deschamps stepped down from his roles as President and Chief Executive Officer and director effective August 23, 2020 upon mutual agreement with the Board.
(5)
In addition to group life insurance premiums, “All Other Compensation” for 2020 includes a $501,000 severance payment to Mr. Deschamps, payable in equal monthly installments during the twelve-month period following August 23, 2020.

(6)	Represents matching contributions to the Company’s 401(k) savings plan.
(7)
The amounts, in the aggregate, reflect the grant date fair value of a stock award granted under the 2018 Plan based on the closing price per share of Common Stock on the grant date ($17.80) multiplied by the number of shares subject to the award. Ms. LaViscount received an award of 5,337 shares of Common Stock in lieu of her earned bonus for 2020 pursuant to the terms of an amendment to her employment entered into an April 1, 2021. The number of shares granted to Ms. LaViscount was determined by dividing the amount of her earned bonus ($77,396) by the 30-trading day average closing price per share of Common Stock ending on the trading day immediately preceding the grant date. The grant date fair value of the stock award ($94,998) is greater than her earned bonus, so the incremental additional value of the stock award is reported in the “Stock Awards” column.

(8)	Represents life insurance premiums.
(9)	On March 8, 2021, Dr. Sackier transitioned from an executive officer to a consultant of the Company.

Narrative Disclosure to Summary Compensation Table
The compensation program for the Company’s named executive officers for 2020 had three primary components: base salary, annual bonus and equity grants.
Annual Base Salary
Other than Mr. Andreeff, we have entered into employment agreements with each of our named executive officers that establish annual base salaries, which are reviewed periodically by our Compensation Committee in order to compensate our named executive officers for the satisfactory performance of duties to the Company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. There were no adjustments made to the base salaries for the Company’s named executive officers for the fiscal year 2020, as compared to fiscal year 2019 other than the base salary reduction Dr. Sackier agreed to on December 1, 2019.
Pursuant to the Interim President and CEO Employment Letter Agreement entered into with Mr. Andreeff on August 23, 2020, Mr. Andreeff has elected to take no additional compensation in return for his service as Interim President and Chief Executive Officer. Additionally, since he is not a member of any Board committees, Mr. Andreeff was not eligible for any cash retainer in 2020 after his appointment as Interim President and Chief Executive Officer, which the Company only paid to the Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
Annual Cash Bonus
In 2020, each of the Company’s named executive officers (other than Mr. Andreeff) had a target bonus, set forth as a percentage of annual base salary. The Board did not make any changes to the target bonuses of the named executive officers, as a percentage of base salary, for 2020. In 2020, target bonuses for Ms. LaViscount and Dr. Sackier were 40% of base salary. Mr. Deschamps’ target bonus was set at 55% of base salary.
In March 2020, the Compensation Committee recommended, and the Board approved, performance targets for fiscal 2020 that it would consider in approving bonus payments for 2020. These targets included various corporate objectives related to company revenue goals, financing goals, regulatory submissions, and compliance goals.
In March 2021, the Compensation Committee determined that Dr. Sackier had achieved 50% of his target bonus, or $40,000.
On April 1, 2021, the Company determined that Ms. LaViscount had achieved 50% of her target bonus, and entered into an amendment to the employment agreement of Ms. LaViscount, pursuant to which she received a grant of 5,337 shares of unrestricted Common Stock, in lieu of a cash bonus for fiscal year 2020. See “—Employment Agreements and Payments upon Termination of Change in Control – Joyce LaViscount” for additional information regarding the amendment.
Equity-Based Awards
Stock Options
Our equity-based incentive awards which are mainly comprised of stock options are designed to align our interests with those of our employees and consultants, including our named executive officers. Our Compensation Committee has responsibility for granting equity-based incentive awards to our named executive officers. Vesting of equity awards is generally tied to continuous service with us and serves as an additional retention measure. Our executives generally are awarded an initial new hire grant upon commencement of employment. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.
In March 2019, our Compensation Committee recommended, and our Board approved, the grant of an option to purchase 4,571 shares of Common Stock to Mr. Deschamps, an option to purchase 2,857 shares of Common Stock to Ms. LaViscount and an option to purchase 2,857 shares of Common Stock to Dr. Sackier pursuant to the 2018 Plan. Each of these stock options has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and vests in equal monthly installments over the 48-month period following the grant date.

In September 2019, our Compensation Committee recommended, and our Board approved, the grant of an option to purchase 4,285 shares of Common Stock to Ms. LaViscount pursuant to the 2018 Plan. The stock option has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with the 2018 Plan. 25% of the shares subject to the grant vest on September 23, 2020, and the remaining shares vest in equal monthly installments over the remaining 36 months.
In April 2020, our Compensation Committee approved the grant of an option to purchase 1,428 shares of Common Stock to Dr. Sackier. The stock option has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and vests in annual installments on each of the first four anniversaries of the date of grant subject to the holder’s continuous service with the Company.
In October 2020, our Compensation Committee approved the grant of an option to purchase 1,714 shares of Common Stock to Dr. Sackier, and an option to purchase 2,857 shares of Common Stock to Ms. LaViscount pursuant to the 2018 Plan. Each of these stock options has an exercise price equal to the fair market value of a share of Common Stock as of the grant date, as determined in accordance with our 2018 Plan, and vests in annual installments on each of the first two anniversaries of the date of grant subject to the holder’s continuous service with the Company or earlier upon a Termination of Employment without Cause (as such terms are defined in the 2018 Plan).
Salary-for-Stock Program
In December 2019, we entered into an arrangement, as approved by our Board, with each of Mr. Deschamps and Ms. LaViscount whereby Mr. Deschamps and Ms. LaViscount elected to receive shares of Common Stock in lieu of a portion of each of their respective cash salary compensation. Mr. Deschamps and Ms. LaViscount elected to reduce their base cash salaries by approximately 19% and 17%, respectively, in exchange for fully vested shares of restricted stock granted pursuant to the 2018 Plan. The value of the shares is equal in value to the amount of cash salary forgone, with the actual number of shares issuable on each payroll date calculated based on the closing trading price of our Common Stock on the Nasdaq Capital Market as of such payroll date. Mr. Deschamps’ and Ms. LaViscount’s elections to receive restricted stock awards in lieu of cash salary compensation were effective beginning with the December 13, 2019 payroll date and remained in place until May 11, 2020 for Mr. Deschamps and August 11, 2020 for Ms. LaViscount. As of December 31, 2020, Mr. Deschamps had received 2,135 shares and Ms. LaViscount had received 2,413 shares pursuant to these elections.
Retirement Benefits and Other Compensation
Our named executive officers do not participate in, or otherwise receive any benefits under, any pension or deferred compensation plan sponsored by us. During 2019, we matched contributions made by our employees, including our named executive officers, to the Company’s 401(k) savings plan. In 2020, we suspended the safe harbor match and moved to a discretionary, profit-sharing match and began providing life insurance benefits to our named executive officers. Our named executive officers were eligible to participate in our employee benefits, including health insurance benefits, on the same basis as our other employees. We generally do not provide perquisites or personal benefits except in limited circumstances.
Employment Agreements and Payments upon Termination or Change in Control
Philippe Deschamps
On June 13, 2014, we entered into an employment agreement with Philippe Deschamps to serve as our President and Chief Executive Officer. We amended the employment agreement on September 1, 2014. Pursuant to the employment agreement, Mr. Deschamps initially received a base salary at an annualized rate of $250,000, which was subsequently increased to $400,000 following the Company’s achievement of certain financing thresholds. On April 17, 2017, the Board approved an increase of his base salary to $416,000. In addition to Mr. Deschamps’ base salary, he had the opportunity to receive a target annual bonus of 30% of the base salary, conditional upon, and subject to upward or downward adjustment based upon, achievements and individual goals to be established in good faith by the Board of Directors and Mr. Deschamps. On April 26, 2018, the Compensation Committee recommended to the Board, and the Board approved a 3% increase to Mr. Deschamps’ base salary to $428,480. On March 5, 2019, the Compensation Committee recommended to the Board and the Board approved, a 17% increase to Mr. Deschamps’ base salary to $501,000 effective March 31, 2019 and a target annual bonus of 55% of such salary.
The employment agreement provided that if Mr. Deschamps was terminated without cause or if Mr. Deschamps resigned for good reason (each as defined in Mr. Deschamps’ employment agreement), Mr. Deschamps would be entitled to an aggregate amount equal to the sum of his base salary and the earned portion of his annual bonus paid for the year preceding the year of his termination of which such amount is to be paid in equal monthly installments during the twelve month period following such termination of employment.
On August 23, 2020, the Company entered into a separation agreement with Philippe Deschamps. Pursuant to the separation agreement, Mr. Deschamps resigned from all positions as an officer or employee of the Company and all of the Company’s subsidiaries and as a member of the Board effective as of such date. The separation agreement provided that Mr. Deschamps would receive certain benefits that he was entitled to receive under his employment agreement, as amended, in connection with a termination for good reason. Accordingly, under the separation agreement, subject to non-revocation of a general release and waiver of claims in favor of the Company, the Company agreed to pay Mr. Deschamps a total of $501,000 less required deductions and withholdings, in equal monthly installments during the twelve-month period following the date of the separation agreement. Mr. Deschamps remains subject to the non-compete and non-solicitation provisions in his employment agreement during the twelve-month period following the Mr. Deschamps’ date of termination, and pursuant to the separation agreement, has agreed to certain customary standstill restrictions through the end of the period that is two years from the separation date.
Joyce LaViscount
On October 19, 2015, we entered into an employment agreement with Joyce LaViscount to serve as our Chief Financial Officer and Chief Operating Officer. Pursuant to the employment agreement, Ms. LaViscount received a base salary at an annualized rate of $300,000 for her employment term, which is at-will. On April 17, 2017, the Board approved an increase of her base salary to $336,000. In addition to Ms. LaViscount’s base salary, she had the opportunity to receive a target annual bonus of 25% of the base salary, conditional upon, and subject to upward or downward adjustment based upon achievements and individual goals to be established in good faith by our Chief Executive Officer and Ms. LaViscount. On April 26, 2018, the Compensation Committee recommended to the Board, and the Board approved, a 3% increase to Ms. LaViscount’s base salary to $346,080. On March 5, 2019, the Compensation Committee recommended to the Board, and the Board approved, a 12% increase to Ms. LaViscount’s base salary to $387,080, effective March 31, 2019, and a target annual bonus of 40% of such salary.
If Ms. LaViscount is terminated without cause or if she resigns for good reason (each as defined in Ms. LaViscount’s employment agreement), Ms. LaViscount is entitled to an aggregate amount equal to the sum of her base salary and the earned portion of her annual bonus paid for the year preceding the year of her termination, of which such amount is to be paid in equal monthly installments during the twelve month period following such termination of employment.
On April 1, 2021, the Company entered into a second amendment to the employment agreement of Joyce LaViscount, Chief Financial Officer and Chief Operating Officer of the Company. Pursuant to the second amendment, Ms. LaViscount received the following equity awards under the 2018 Plan: (i) a grant of 5,337 shares of unrestricted Common Stock, in lieu of a cash bonus for fiscal year 2020, (ii) a grant of 2,668 RSUs which will vest on October 2, 2021 if Ms. LaViscount remains employed as of such date, and (iii) stock options exercisable for 3,490 shares of Common Stock, which vest in equal installments over four years starting with the first anniversary of the grant date.
In consideration for the equity awards, Ms. LaViscount’s annual base salary was reduced to $360,000, except that for the purpose of calculating certain severance benefits under Ms. LaViscount’s employment agreement, her base salary shall be deemed to be the greater of $387,000 or her actual base salary. Additionally, the parties agreed that Ms. LaViscount’s overall total direct compensation (equal to the sum of Ms. LaViscount’s base salary, target bonus and target equity value) shall be targeted at least at the 50th percentile for the Company’s peer group each year that the Company conducts peer group benchmarking. Ms. LaViscount has the opportunity to receive a target annual bonus of 40% of her annual base salary; the Compensation Committee in its discretion may elect to grant this bonus in equity in lieu of cash for 2021.
Jonathan Sackier
On December 1, 2014, we entered into an employment agreement with Jonathan Sackier to serve as our Chief Medical Officer. Pursuant to the employment agreement, Dr. Sackier received a base salary at an annualized rate of $300,000 for his employment terms, which is at-will. In addition to Dr. Sackier’s base salary, he shall have the opportunity to receive a target annual bonus of 25% of the base salary, conditional upon, and subject to upward or downward adjustment based upon, achievements and individual goals to be established in good faith by our Chief Executive Officer and Dr. Sackier. On April 17, 2017, our Board of Directors approved a 4% increase in Dr. Sackier’s base salary to $312,000. On April 26, 2018, the Compensation Committee recommended to the Board, and the Board approved a 3% increase to Dr. Sackier’s base salary to $324,480. On March 5, 2019, the Compensation Committee recommended to the Board and the Board approved, a 12% increase to Dr. Sackier’s base salary to $360,000 effective March 31, 2019 and a target annual bonus of 40% of such salary. On December 1, 2019, Dr. Sackier agreed to take a temporary salary reduction to $200,000. This salary reduction remained in place throughout fiscal year 2020.
On March 8, 2021, Dr. Sackier transitioned to a consulting role, pursuant to a consulting agreement with the Company. Pursuant to the consulting agreement, Dr. Sackier resigned from his position as an executive officer effective as of March 8, 2021, and forfeited all rights to severance under his original employment agreement. The consulting agreement provides that Dr. Sackier will receive compensation of $23,333 for the first month of engagement and then $20,000 per month thereafter, in exchange for certain services. The consulting agreement will terminate on March 8, 2022, unless the parties mutually agree in writing to extend the term. If the term is extended, the Company may terminate the consulting agreement upon 12 months’ notice.
Dane C. Andreeff
On August 23, 2020, we entered into an Interim President and CEO Employment Letter Agreement with Mr. Andreeff. Mr. Andreeff has elected to take no additional compensation in return for his service as Interim President and Chief Executive Officer. However, Mr. Andreeff will continue to be eligible to receive the equity retainer granted annually to the Company’s non-employee directors. In 2020, pursuant to the non-employee director compensation policy that the Company adopted effective as of the date of the 2020 annual meeting of stockholders, the Company’s non-employee directors received an annual equity retainer equal to $20,000 delivered in the form of options to purchase shares of the Company’s Class A Common Stock. Since he was not a member of any Board committees, Mr. Andreeff was not eligible for any cash retainer following his appointment as Interim President and CEO, which the Company paid to the Chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.
On April 7, 2021, the Board approved a new non-employee director compensation policy. Because Mr. Andreeff has elected to take no additional compensation, the Board determined that Mr. Andreeff’s compensation should also reflect the newly adopted director compensation policy, including the annual cash retainer. Under the new director compensation policy, Mr. Andreeff will receive an annual cash retainer of $35,000, as well as an annual equity award under the 2018 Plan granted to the non-employee directors. The annual equity award will be automatically granted on the date of each annual stockholder meeting, beginning with the 2021 annual stockholder meeting, and will have a target value on the date of grant equal to $50,000. 70% of the target value of the annual equity award will be issued in the form of a stock option, and 30% of the target value will be issued in the form of restricted stock units, each of which will vest in twelve monthly installments on the last day of each month, subject to Mr. Andreeff’s continuous service as Interim President and Chief Executive Officer or director of the Company.
Equity Incentive Plans
Our named executive officers all have outstanding awards under (i) our 2014 Equity Incentive Plan (as amended, the “2014 Plan”), (ii) our 2016 Omnibus Incentive Plan (as amended, the “2016 Plan”, and together with the 2014 Plan, the “Prior Plans”), and (iii) the 2018 Plan.
Under the 2014 Plan, all awards vest immediately upon the Company’s public announcement of a change of control. Under the 2014 Plan, a change of control is generally (i) the direct or indirect acquisition by any person or related group of persons of beneficial ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; (ii) a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are continuing directors; (iii) the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or (iv) approval by the stockholders of the Company of a plan to dissolve and liquidate the Company. However, all awards held by named executive officers under the 2014 Plan were fully vested as of December 31, 2020.
Under the 2016 Plan and the 2018 Plan, the Compensation Committee may provide, in individual award agreements or in any other written agreement between a participant and us, that the award will be subject to additional acceleration of vesting and exercisability in the event of a termination of employment or change in control. Accordingly, in October 2020 when the Compensation Committee granted stock options to our named executive officers, the individual award agreements provided for accelerated vesting of such options upon termination of employment without “Cause” or for “Good Reason” (each as defined in the 2018 Plan) or upon a change in control.
Outstanding Equity Awards at December 31, 2020
The following table sets forth certain information about equity awards granted to our named executive officers that remain outstanding as of December 31, 2020.
Options Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dane C. Andreeff	428	143(1)	363.30	8/8/2027
	428	0(2)	384.65	5/15/2028
	511	0(3)	236.60	3/28/2029
	875	875(4)	19.08	6/10/2030
Philippe Deschamps(5)	0
Joyce LaViscount	571	0(6)	438.20	3/16/2025
	4,285	0(7)	112.00	10/21/2025
	3,428	0(8)	187.25	7/13/2026
	3,428	1,143(9)	284.55	4/17/2027
	1,476	809(10)	384.65	5/15/2028
	714	2,143(11)	236.60	3/28/2029
	1,339	2,946(12)	60.55	9/23/2029
	0	2,857(13)	13.825	10/5/2030
Jonathan Sackier	2,285	0(14)	445.20	12/8/2024
	3,428	0(8)	187.25	7/13/2026
	3,428	1,143(9)	284.55	4/17/2027
	1,476	809(10)	384.65	5/15/2028
	714	2,143(11)	236.60	3/28/2029
	0	1,428(15)	11.20	4/16/2030
	0	1,714(13)	13.825	10/5/2030
(1)	This option was granted on August 8, 2017. The shares vest in equal annual installments over 4 years from the date of grant.
(2)	This option was granted on May 17, 2018. All of the shares subject to the option have vested.
(3)	This option was granted on March 28, 2019. All of the shares subject to the option have vested.
(4)	This option was granted on June 10, 2020. The shares vest in monthly annual installments over 12 months from the date of grant.
(5)	Following the termination of Mr. Deschamps’ employment on August 23, 2020, his remaining unvested options were forfeited pursuant to the terms of the applicable award agreements.
(6)	This option was granted on March 16, 2015. All of the shares subject to the option have vested.
(7)	This option was granted on October 21, 2015. All of the shares subject to the option have vested.
(8)	This option was granted on July 13, 2016. All of the shares subject to the option have vested.
(9)	This option was granted on April 17, 2017. The shares vest in equal monthly installments over 48 months from the date of grant.
(10)	This option was granted on May 15, 2018. The shares vest in equal monthly installments over 48 months from the date of grant.
(11)	This option was granted on March 28, 2019. The shares vest in equal annual installments over 4 years from the date of grant.
(12)
This option was granted on September 23, 2019. 25% of the shares subject to the grant vest on September 23, 2020, and the remaining shares vest in equal monthly installments over the remaining 36 months.

(13)	This option was granted on October 5, 2020. The shares vest in equal annual installments over 2 years from the date of grant.
(14)	This option was granted on December 8, 2014. All of the shares subject to the option have vested.
(15)	This option was granted on April 16, 2020. The shares vest in equal annual installments over 4 years from the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of April 8, 2021 by: (i) each director; (ii) each of our named executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of our Common Stock.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Common Stock issuable pursuant to the vesting of warrants and the exercise of stock options that are either immediately exercisable or exercisable within 60 days of April 8, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those warrants or options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. This table is based on information supplied by officers, directors and principal stockholders and Schedule 13D, Schedule 13G and Section 16 filings, if any, with the SEC. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.
	Beneficial Ownership(1)
Beneficial Owner	Number of Shares of Common Stock	Percent of Total
Columbus Capital Management LLC(2)	160,805	9.9
Maple Leaf Capital I, LLC(3)	116,366	5.0
Philippe Deschamps(4)	22,371	1.0
Joyce LaViscount(5)	27,961	1.2
Jonathan Sackier(6)	33,879	1.5
Edward M. Straw(7)	4,207	*
Mitchell E. Tyler(8)	26,566	1.1
Blane Walter(9)	6,414	*
Dane C. Andreeff(10)	119,908	5.2
Jeffrey S. Mathiesen(11)	1,603	*
Sherrie Perkins	—	*
All current executive officers and directors as a group (7 persons)(12)	186,659	8.1
*	Less than one percent.
(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 2,317,296 shares outstanding on April 8, 2021.

(2)
Includes 146,520 shares of Common stock, and 14,285 shares of Common stock issuable upon the exercise of warrants. Columbus Capital Management, LLC, which serves as the general partner and investment manager to each of Columbus Capital QP Partners, L.P., Columbus Capital Partners, L.P., and Columbus Capital Offshore QP Fund, LTD. (collectively “the Funds”), and Mr. Matthew D. Ockner, as Managing Member of Columbus Capital Management, LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of Common stock held by the Funds. The business address of Matthew D. Ockner is 1 Embarcadero Center, Suite 1130, San Francisco, CA 94111. The percentage in this table reflects that the reporting persons may not exercise the warrants to the extent such exercise would cause the reporting persons to beneficially own a number of shares of common stock that would exceed 9.99% of our then outstanding common stock following such exercise.

(3)
Includes 47,054 shares of Common Stock and 12,350 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners, L.P., 11,498 shares of Common Stock and 3,376 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners I, L.P., 29,009 shares of Common Stock and 8,162shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Discovery I, L.P., 3,484 shares of Common Stock and 1,433 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Offshore, Ltd. Maple Leaf Capital I, LLC is the general partner of each of Maple Leaf Partners, L.P., Maple Leaf Partners I, L.P., Maple Leaf Discovery I, L.P., and Maple Leaf Offshore, Ltd., and Mr.Andreeff has sole voting and dispositive power over the shares.

(4)
Mr. Deschamps stepped down from his roles as President and Chief Executive Officer and director effective August 23, 2020 upon mutual agreement with the Board. The information presented is based on the former officer’s last filed Form 4 and company records.

(5)	Includes 9,576 shares of Common Stock, 17,841 shares of Common Stock issuable upon the exercise of stock options, and 544 shares of Common Stock issuable upon the exercise of warrants.
(6)	Includes 20,096 shares of Common Stock and 13,783 shares of Common Stock issuable upon the exercise of stock options.
(7)	Includes 71 shares of Common Stock and 4,136 shares of Common Stock issuable upon the exercise of stock options.
(8)	Includes 23,701 shares of Common Stock and 2,865 shares of Common Stock issuable upon the exercise of stock options.
(9)	Includes 2,414 shares of Common Stock and 4,000 shares of Common Stock issuable upon the exercise of stock options.
(10)
Includes 47,054 shares of Common Stock and 12,350 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners, L.P., 11,498 shares of Common Stock and 3,376 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Partners I, L.P., 29,009 shares of Common Stock and 8,162 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Discovery I, L.P., 3,484 shares of Common Stock and 1,433 shares of Common Stock issuable upon the exercise of warrants held by Maple Leaf Offshore, Ltd., 571 shares on Common Stock held directly by Mr. Andreeff and 2,971 shares of Common Stock issuable upon the exercise of stock options held directly by Mr. Andreeff. Mr. Andreeff has sole voting and dispositive power over shares held by Maple Leaf Partners, L.P., Maple Leaf Partners I, L.P., Maple Leaf Discovery I, L.P. and Maple Leaf Offshore, Ltd.

(11)	Consists of 1,603 shares of Common Stock issuable upon the exercise of stock options.
(12)	Includes 127,378 shares of Common Stock, 33,416 shares of Common Stock issuable upon the exercise of stock options, and 25,865 shares of Common Stock issuable upon the exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Related-Person Transactions
The following includes a summary of transactions since January 1, 2019 to which we have been a party, in which the amount involved in the transaction exceeded 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Other than described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which we have been or will be a party other than compensation arrangements, which include equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
November 2019 Public Offering
In November 2019, we issued 137,571 shares of our Common Stock in an underwritten public offering. Entities affiliated with Maple Leaf Partners, LP, for which Dane C. Andreeff, our Interim President and Chief Executive Officer and director, serves as General Partner and Portfolio Manager, purchased approximately $0.2 million, or 16,326, of the shares of Common Stock offered thereby. Each share of Common Stock was purchased at a price of $12.25 per share.
October 2020 Private Placement
In October 2020, we issued 187,646 shares of Common Stock and warrants to purchase an aggregate of 93,817 shares of Common Stock, for an aggregate purchase price of approximately $3.4 million. Entities affiliated with Maple Leaf Partners, L.P., a holder of over 5% of the Company’s Common Stock, for which Dane C. Andreeff, our Interim President and Chief Executive Officer serves as General Partner and Portfolio Manager, purchased 33,778 shares and warrants to purchase 16,887 shares for an aggregate purchase price of $620,000, and Ms. LaViscount, our Chief Financial Officer and Chief Operating Officer purchased 1,089 shares and warrants to purchase 544 shares for an aggregate purchase price of $20,000. Such affiliated purchasers participated on the same terms and conditions as all other purchasers, except that they had a higher purchase price of $18.354 per unit, and their warrants have a higher exercise price of $16.1665 per share, in each case to be compliant with Nasdaq regulations.
Pursuant to the securities purchase agreement for the October 2020 Private Placement, if we issue any shares of Common Stock or Common Stock equivalents for cash consideration, indebtedness or a combination thereof, with certain exceptions, within twelve months of the closing of the private placement, each purchaser who subscribed for at least $250,000 in the private placement has the right to participate in up to such purchaser’s pro rata portion of 30% of the such subsequent financing on the same terms, conditions and price provided for in the subsequent financing.
February 2021 Public Offering
On February 1, 2021, in an underwritten public offering, the Company issued 744,936 shares of Common Stock and warrants to purchase up to an aggregate of 372,468 shares of Common Stock at a purchase price of $14.82 per unit, consisting of one share and a warrant to purchase 0.50 shares of Common Stock. The warrants have an initial exercise price of $16.302 per share and are exercisable for a period of five years from the date of issuance. Affiliates of the Company’s Interim Chief Executive Officer, and holders of over 5% of our Common Stock, participated in the Public Offering on the same terms and conditions as all other purchasers, purchasing 16,868 shares and warrants to purchase 8,434 shares, for a purchase price of $250,000.
Indemnification
The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s Amended and Restated Bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with its officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under applicable law and the Company’s Amended and Restated Bylaws.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and the Board has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO USA, LLP has served as the Company’s independent registered public accounting firm since January 2017. Representatives of BDO USA, LLP are expected to be present at the Annual Meeting by remote communication. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO USA, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the selection of BDO USA, LLP.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to the Company for the fiscal years ended December 31, 2020 and December 31, 2019 by BDO USA, LLP, the Company’s independent registered public accounting firm (amounts in thousands).
	Fiscal Year Ended December 31, 2020	Fiscal Year Ended December 31, 2019
Audit Fees(1)	$385	307
Tax Fees(2)	$25	32
Total Fees	410	339
(1)
Audit fees included amounts billed for professional services rendered in connection with the audit of our consolidated financial statements and review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by our principal accountant in connection with statutory and regulatory filings as well as professional services rendered in connection with the Company’s public offerings, including reviewing registration statements and prospectuses and preparing comfort letters.

(2)	Tax fees included amounts billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and tax compliance.
All fees described above were pre-approved by the Audit Committee.
Pre-Approval Policies and Procedures
Our Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit and tax services rendered by our independent registered public accounting firm. The policy generally provides pre-approval of specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee must pre-approve all services provided by the independent registered public accounting firm.
The Audit Committee has determined that the rendering of services other than audit services by BDO USA, LLP is compatible with maintaining the principal accountant’s independence.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
PROPOSAL 2.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE OUR NAMED
EXECUTIVE OFFICERS’ COMPENSATION
Our Board proposes that stockholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). We recognize the interest our stockholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14A of the Exchange Act. In Proposal 4 in this proxy statement, the Board is also seeking the stockholders’ advisory vote on whether they would prefer holding a say-on-pay vote every one, two or three years.
Please read “Executive Compensation” for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers for 2020.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve our named executive officers’ compensation. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
The say-on-pay vote is advisory, and therefore not binding on the Company or our Board. We value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Board will evaluate whether any actions are necessary to address those concerns.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF
PROPOSAL 3.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY
VOTES ON
EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 3 above should occur every year, every two years or every three years. Stockholders also have the option to abstain from voting on this matter.
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the frequency of future votes on our named executive officers’ compensation. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter. The Board expects to be guided by the alternative that receives the greatest number of votes, even if not a majority.
The Board believes at this time that say-on-pay votes should be held every three years. While the Board recognizes that our Compensation Committee makes decisions on our executive compensation on an annual basis, the Board believes that holding a say-on-pay vote every three years encourages stockholders to consider the effectiveness of our executive compensation programs on a long-term basis rather than with a short-term focus. We welcome stockholders who have concerns about our executive compensation programs to bring their specific concerns to the attention of the Board or the Compensation Committee during periods between such triennial votes.
Although this advisory vote on frequency is not binding on the Board, the Board values stockholder views as to what is an appropriate frequency for advisory votes on executive compensation, and welcomes the stockholders’ recommendation on this proposal.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE OF EVERY“THREE
YEARS” FOR PROPOSAL 4.

PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO THE HELIUS MEDICAL TECHNOLOGIES, INC. 2018 OMNIBUS INCENTIVE PLAN
The stockholders are being asked to approve an amendment (the “Amendment”) to the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as previously amended (as amended, the “2018 Plan”). The Amendment, if so approved, would (i) increase by 565,000 the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2018 Plan; and (ii) increase the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2018 Plan to 1,500,000 shares of Common Stock.
When originally adopted by our Board and approved by our stockholders, the 2018 Plan provided for a number of shares of Common Stock available for issuance equal to the sum of (1) 153,031 and (2) any shares subject to outstanding stock awards granted under the Prior Plans that, following the effective date of the 2018 Plan (i) expire or terminate for any reason prior to exercise or settlement or (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares (collectively, the “Prior Plans’ Returning Shares”). As of April 8, 2021, there remained 46,143 shares of our Common Stock available for awards granted under the 2018 Plan. There are no shares available for grant under any other Company equity incentive plan.
The affirmative vote of the holders of a majority of the voting power of the shares present by remote communication or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Amendment of the 2018 Plan. Broker non-votes, if any, will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
The Board believes that it is in the best interest of the Company and its stockholders for the Company to be in a position to offer equity awards to executive officers, key employees, outside directors, consultants and advisors in accordance with the terms of the 2018 Plan. The Company anticipates making key corporate hires, including a permanent Chief Executive Officer, Chief of Medical Affairs, and potentially two to three other senior executives, along with additional key talent as we prepare to commercialize our PoNS Treatment in the United States following the recent receipt of marketing authorization by the U.S. Food and Drug Administration. The life sciences market is highly competitive, and our results are largely attributable to the talents, expertise, efforts and dedication of our employees. Our compensation program, including the granting of equity compensation, is a crucial way to attract and recruit new employees and retain existing employees, with equity compensation serving as our primary recruitment, retention and motivational tool as opposed to cash compensation.
We are often competing for highly-skilled talent with many companies that offer aggressive equity compensation to their executive and key professional positions, with many of our competitors having evergreen plans that allow automatic replenishment of the equity share pool on an annual basis. We do not currently have enough shares to assist with recruitment and retention of the necessary talent and do not have an evergreen provision in our 2018 Plan that provides for an annual increase of new shares to grant and, as such, we are required to request stockholders approve a total share pool that will accommodate future equity awards needed to achieve our recruiting and retention goals and this request is intended to do so. Our total share pool request is intended to simply position our pay at a competitive opportunity level, while reducing emphasis on cash compensation.
The proposed Amendment is set forth on Appendix A to this proxy statement. The full text of the 2018 Plan (not reflecting the proposed Amendment) is set forth on Appendix B to this Proxy Statement.
In respect of the Amendment, the Company intends to rely on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the Toronto Stock Exchange will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange, such as the Nasdaq Capital Market.
Requested Shares
Subject to adjustment for certain changes in our capitalization, if this Proposal 5 is approved by our stockholders, the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan will not exceed the sum of (1) 718,031 and (2) any Prior Plans’ Returning Shares following the effective date of Amendment.
At April 8, 2021, equity awards covering an aggregate of 155,704 shares were outstanding under the 2018 Plan.

The following table provides certain additional information regarding our equity incentive program.
As of April 8, 2021
Total number of shares of Common Stock subject to outstanding stock options	153,036
Weighted-average exercise price of outstanding stock options	$115.04
Weighted-average remaining term of outstanding stock options	8.18 years
Outstanding restricted stock units	2,668
Total number of shares of Common Stock available for grant under the 2018 Plan	46,143
Total number of shares of Common Stock outstanding	2,317,296
Per-share closing price of Common Stock as reported on Nasdaq Capital Market	$18.45
We are Committed to Using the Shares Available Under the 2018 Plan Prudently to Advance the Company’s Interests
We continue to believe that equity awards such as stock options and other types of stock awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage our use of equity compensation.
We are committed to effectively monitoring our equity compensation share reserve, including our burn rate, to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.
Burn Rate
Burn rate measures our usage of shares for our stock plans as a percentage of our outstanding shares. For 2020, 2019, and 2018, our burn rate was 1.81%, 2.68%, and 4.20%, respectively, resulting in an average annual burn rate of 2.9% over the three-year period. The rates were calculated by dividing the number of shares subject to awards granted during the year net of forfeitures and cancellations by the weighted average number of shares outstanding during the year.
Year	2020	2019	2018
Total number of shares of Common Stock subject to stock options granted	42,988	33,337	28,896
Total number of shares of Common Stock subject to restricted stock units granted	7,172	788	0
Total number of shares of Common Stock subject to stock options forfeited	(28,448)	(13,939)	(1,529)
Weighted-average number of shares of Common Stock outstanding (basic)	1,197,774	752,932	651,034
Net Burn Rate	1.81%	2.68%	4.20%
The approval of the Amendment will allow us to continue to grant stock options and restricted stock units, and would allow us to grant other awards described below, at levels determined appropriate by our Board or the Compensation Committee.
Summary of the 2018 Plan, as proposed to be amended
The material features of the 2018 Plan are described below. The following description of the 2018 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2018 Plan. Stockholders are urged to read the actual text of the 2018 Plan in its entirety, which is attached to this proxy statement as Appendix B, and the proposed Amendment, attached to this proxy statement as Appendix A. If our stockholders approve the Amendment, a registration statement on Form S-8 covering the shares added to the share reserve will be filed with the SEC.
General
The 2018 Plan provides that all current and prospective employees, consultants and non-employee directors of the Company or its affiliates may be granted the following types of awards: options to acquire shares of the Company’s Common Stock; shares of restricted stock; or other stock-based awards including shares of Common Stock not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock appreciation rights, stock equivalent units, restricted stock units, performance shares, performance units and awards valued by reference to book value of shares of Common Stock. Eligibility for awards under the 2018 Plan is determined by the Plan Administrator (as defined below), in its sole discretion.
Administration of the Plan
The Board may delegate authority to administer the 2018 Plan to a committee, and may delegate to a committee consisting of one or more members of the Board the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of our Common Stock subject to such stock awards. Accordingly, the Board and the Compensation Committee (each, as applicable, the “Plan Administrator”), as appointed by the Board, shall each administer the 2018 Plan. The Compensation Committee is authorized to grant awards to eligible employees and consultants, and the Board has reserved authority to grant awards to non-employee directors. To the extent required, all members of the Compensation Committee shall be “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” under applicable stock exchange rules.
Shares Available for Awards
If this Proposal is approved by stockholders, the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan will not exceed the sum of (1) 718,031 and (2) any Prior Plans’ Returning Shares following the effective date of Amendment.
Additionally, the maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the 2018 Plan will be increased to 1,500,000 shares of Common Stock.
In general, if awards under the 2018 Plan are for any reason cancelled, or expire or terminate unexercised, the shares of Common Stock covered by such awards will again be available for the grant of awards under the 2018 Plan. The number of shares of Common Stock available for the purpose of awards under the 2018 Plan will be reduced by (i) the total number of stock options or any other stock-based awards that are subject to exercise by the holder thereof (“Exercisable Awards”) exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the Participant as a result of a Net Settlement and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any stock option or other Exercisable Award. Shares of Common Stock repurchased by us on the open market with the proceeds of a stock option exercise price will not be added to the aggregate Common Stock reserve. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock under the 2018 Plan.
Eligibility and Participation
All current and prospective eligible employees and consultants and all current non-employee directors are eligible to be granted non-qualified stock options, restricted stock awards and other stock-based awards under the 2018 Plan. As of April 8, 2021, we have five non-employee directors, two executive officers and approximately 20 other employees and 8 consultants eligible to receive awards under the 2018 Plan. Only employees of ours and our subsidiaries are eligible to be granted incentive stock options (sometimes referred to as “ISO” or “ISOs”), under the 2018 Plan. Eligibility for awards under the 2018 Plan is determined by the Plan Administrator in its sole discretion.
Non-Employee Director Compensation Limit
Under the 2018 Plan, the maximum number of shares of our Common Stock subject to stock awards granted during any one calendar year to any of our non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year, will not exceed $800,000 in total value, or $1,200,000 with respect to the calendar year in which the individual is first appointed or elected to the Board (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).
Types of Awards
Stock Options. The 2018 Plan authorizes the Compensation Committee to grant ISOs to eligible employees and non-qualified stock options to purchase shares of Common Stock to eligible employees and consultants. The 2018 Plan authorizes the Board to grant non-qualified stock options to purchase shares of Common Stock to non-employee directors (together with eligible employees and consultants, referred to as “Participants” or each a “Participant”). The Plan Administrator will determine the number of shares of Common Stock subject to each option, the term of each option (which may not be exercisable more than ten years after the date such option is granted or, in the case of ISOs granted to ten-percent stockholders, five years), the exercise price (which may not be less than the Fair Market Value (as defined below) of the shares of our Common Stock at the time of grant or, in the case of ISOs granted to ten-percent stockholders, 110% of the Fair Market Value), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms and conditions as are determined by the Plan Administrator at grant.
“Fair Market Value” for the purposes of the 2018 Plan means, as of any date, the value of the Common Stock, determined based on the following in order:
(a)
if the Common Stock is listed on the NASDAQ Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price reported or quoted on the NASDAQ Stock Market for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date and the Common Stock is listed on the TSX, the Fair Market Value of a share of Common Stock shall be the United States dollar equivalent (determined by using the closing $CAN to $US exchange rate published by the Bank of Canada on the applicable date) of the closing price reported or quoted on the TSX for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date on either the NASDAQ Stock Market or the TSX, the Fair Market Value of a share of Common Stock shall be the closing price reported or quoted on the NASDAQ Stock Market for the Common Stock on the first day prior thereto on which the Common Stock was reported or quoted, in each case as reported in a source the Committee deems reliable;

(b)
if the Common Stock is not listed on the NASDAQ Stock Market but is listed on the TSX, the Fair Market Value of a share of Common Stock shall be the United States dollar equivalent (determined by using the closing $CAN to $US exchange rate published by the Bank of Canada on the applicable date) of the closing price reported or quoted on the TSX for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted on the TSX, in each case as reported in a source the Committee deems reliable;

(c)
if the Common Stock is not listed on the NASDAQ Stock Market or the TSX, the Fair Market Value of a share of Common Stock shall be the closing price reported for the Common Stock on such date: (i) as reported on the principal national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; or

(d)
if the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Internal Revenue Code (the “Code”), as applicable.

The maximum term of options under the 2018 Plan is ten years (or five years in the case of ISOs granted to 10% stockholders). Upon the exercise of an option, the Participant must make payment of the full exercise price (i) in cash or by check, bank draft or money order; (ii) solely to the extent permitted by law and authorized by the Plan Administrator, through the delivery of irrevocable instructions to a broker (reasonably acceptable to us) to promptly deliver to us an amount equal to the aggregate exercise price and/or (iii) on such other terms and conditions as may be acceptable to the Plan Administrator (including the Participant transferring and disposing of a specified number of vested stock options to the Company in exchange for a number of shares of Common Stock having a fair market value equal to the intrinsic value of such vested stock options disposed of and transferred to the Company (“Net Settlement”)).
Upon the Net Settlement of stock options (the “Disposed Options”), the Company shall deliver to the Participant, that number of fully paid and non-assessable shares of Common Stock (“X”) equal to the number of shares of Common Stock that may be acquired by the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the fair market value of one share of Common Stock (“B”) less the exercise price per share of Common Stock subject to the Disposed Options (“A”) by the fair market value of one share of Common Stock (“B”). Expressed as a formula, such number of shares of Common Stock shall be computed as follows:
X = (Y) x (B - A)
(B)
No fractional shares of Common Stock shall be issuable upon the Net Settlement of stock options. Such shares of Common Stock will be rounded down to the nearest whole number.
Unless otherwise determined by the Plan Administrator, the 2018 Plan provides that options vested and exercisable as of the date of a Participant’s termination of employment, consultancy or directorship, as applicable, will remain exercisable for the following periods following the date of termination: if such termination is due to the Participant’s death or Disability (as defined in the 2018 Plan), one year; if such termination is by us without Cause (as defined in the 2018 Plan), 90 days; and if such termination is voluntary, 30 days. Upon an employment termination by us for cause or a voluntary resignation following an event that would be grounds for termination for cause, the options will terminate and expire on the date of employment termination. Unless otherwise determined by the Plan Administrator, upon any employment termination, unvested options will terminate and expire on the date of employment termination.
Restricted Stock. The 2018 Plan authorizes the Plan Administrator to grant restricted stock awards to eligible Participants. Recipients of restricted stock awards may be required to enter into an agreement with us subjecting the restricted stock awards to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock awards may lapse and the awards may vest over time, based on performance criteria or other, as determined by the Plan Administrator at grant. Except as otherwise determined by the Plan Administrator, a holder of a vested restricted stock award has all of the attendant rights of a stockholder, including the right to vote. However, such holder does not have the right to tender shares of the restricted stock and any dividends or other distributions payable on the restricted stock will not be paid unless and until the underlying shares of restricted stock vest and are no longer subject to restrictions.
Other Stock-Based Awards. The 2018 Plan authorizes the Plan Administrator to grant awards of shares of our Common Stock and other awards to eligible Participants that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of our Common Stock, including, but not limited to: (i) shares of Common Stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions; (ii) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; (iii) stock appreciation rights; (iv) stock equivalent units; (v) restricted stock units; (vi) performance awards entitling Participants to receive a number of shares of our Common Stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or (vii) awards valued by reference to book value of our shares of Common Stock.
Certain Performance-Based Awards
The 2018 Plan authorizes the Plan Administrator to grant performance-based stock awards that may vest based on attainment of specified performance goals established by the Plan Administrator. These performance goals may be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the Plan Administrator. Such performance goals may be based upon the attainment of specified levels of company, affiliate, subsidiary, division or other operational unit performance under one or more of the measures described below and may be relative to the performance of other corporations. The Plan Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria. Unless the Plan Administrator determines otherwise, the Plan Administrator will disregard and exclude the impact of special, unusual or non-recurring items, events, occurrences or circumstances; discontinued operations or the disposal of a business; the operations of any business that we acquire during the fiscal year or other applicable performance period; or a change in accounting standards required by generally accepted accounting principles.
Performance Goals
As noted above, performance-based awards granted under the 2018 Plan may be granted or vest based on attainment of specified performance goals established by the Plan Administrator. The performance goals relating to such awards will be based on one or more of the following criteria selected by the Plan Administrator:
•	enterprise value or value creation targets;

•	income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;
•	cash flow including, but not limited to, from operations or free cash flow;
•
specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee;

•	net sales, revenues, net income or earnings before income tax or other exclusions;
•	operating margin; return on operating revenue or return on operating profit;
•	return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;
•	market capitalization, earnings per share, fair market value of the shares of the Common Stock, franchise value (net of debt), economic value added;
•	total stockholder return or growth in total stockholder return (with or without dividend reinvestment);
•	financing and other capital raising transactions;
•	proprietary investment results;
•	estimated market share;
•	expansion of sales in additional geographies or markets;
•	expense management/control or reduction (including without limitation, compensation and benefits expense);
•	customer satisfaction;
•	technological improvements/implementation, new product innovation;
•	collections and recoveries;
•	property/asset purchases;
•	litigation and regulatory resolution/implementation goals;
•	leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);
•	risk management/implementation;
•	development and implementation of strategic plans or organizational restructuring goals;
•	development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;
•	employee satisfaction or staff development;
•	formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base;
•	licensing or partnership arrangements;
•	progress of partnered programs and partner satisfaction;
•	progress of internal research or development programs;
•	strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);
•	implementation or completion of critical projects;
•	completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets; or
•	other performance goals selected by the Plan Administrator.

Effect of Detrimental Activity
Unless otherwise determined by the Plan Administrator, the 2018 Plan provides that, in the event a Participant engages in Detrimental Activity (as defined in the 2018 Plan), all unexercised options held by the Participant will terminate and expire and all unvested restricted stock and other stock-based awards will be immediately forfeited. As a condition to the exercise of an option, a Participant is required to certify that he or she is in compliance with the terms and conditions of the 2018 Plan and that he or she has not engaged in, and does not intend to engage in, any Detrimental Activity. If the Participant engages in Detrimental Activity within one year following the exercise of an option, or if earlier, within one year following the date of the Participant’s employment termination, we are entitled to recover from the Participant, at any time within one year after such date, any gain realized from the exercise of such option. If the Participant engages in a Detrimental Activity within one year following the vesting date of a restricted stock award or other stock-based award, we are entitled to recover from the Participant, at any time within one year after such Detrimental Activity, the Fair Market Value on the vesting date of any restricted stock award, and any gain realized from the vesting of any other stock-based award, that vested during such period. Unless otherwise determined by the Plan Administrator, the foregoing provisions will cease to apply upon a Change in Control (as defined in the 2018 Plan and described below).
Effect of Certain Transactions; Change in Control
In the event of a Change in Control, except as otherwise provided by the Plan Administrator in an award agreement, unvested awards will not vest. Instead, the Plan Administrator may, in its sole discretion provide for outstanding awards to be treated in accordance with one or more of the following methods: (i) awards (whether or not vested) may be continued, assumed or substituted for; (ii) awards may be cancelled for an amount of cash equal to the Change in Control price per share of Common Stock; and/or (iii) stock options or other stock-based appreciation awards may be cancelled if the Change in Control price is less than the applicable exercise price. However, the Plan Administrator may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time.
For the purposes of the foregoing, a “Change in Control” generally means the occurrence of one of the following events:
•
The acquisition (including through purchase, reorganization, merger or consolidation) by a person or entity of 50% or more of the combined voting power of the securities entitled to vote to elect our Board;

•
An election of individuals to our Board that causes a change in two-thirds of our Board, unless the individuals elected are approved by a vote of at least two-thirds of the directors then in office who either were directors as of the effective date of the 2018 Plan or whose election or nomination was previously so approved; or

•	The sale or other disposition of all or substantially all of our assets.
In addition, upon the occurrence of an Acquisition Event (as defined below), the Plan Administrator may terminate all outstanding and unexercised options or any Exercisable Awards, effective as of the date of the Acquisition Event, by delivering a termination notice to each Participant at least 20 days prior to the date of the Acquisition Event. During the period after which notice is provided until the Acquisition Event, each Participant may exercise all of his or her then-outstanding and vested Exercisable Awards, subject to the occurrence of the Acquisition Event. Any Exercisable Award that has an exercise price that is equal to or greater than the Fair Market Value of our Common Stock on the date of the Acquisition Event may be canceled by the Plan Administrator without consideration. Under the 2018 Plan, an “Acquisition Event” means (i) a merger or consolidation in which the Company is not the surviving entity, (ii) any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or group of persons, or (iii) the sale or transfer of all or substantially all of the Company’s assets.
Non-Transferability of Awards
Except as the Plan Administrator may permit, at the time of grant or thereafter, awards granted under the 2018 Plan are generally not transferable by a Participant other than by will or the laws of descent and distribution. Shares of our Common Stock acquired by a permissible transferee will continue to be subject to the terms of the 2018 Plan and the applicable award agreement.

Term
Awards under the 2018 Plan may not be made after May 8, 2028, but awards granted prior to such date may extend beyond that date.
The terms of each stock option shall be decided by the Plan Administrator provided that no stock options shall be exercisable more than ten years after the date such stock option is granted (or in the case of an incentive stock option granted to a 10% stockholder, no more than five years after the date such stock option is granted.)
Amendment and Termination
Subject to the rules referred to in the balance of this paragraph and any necessary TSX approval, our Board may, without stockholder approval, at any time amend, in whole or in part, any or all of the provisions of the 2018 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment may materially reduce the rights of a Participant with respect to awards previously granted without the consent of such Participant.
United States Federal Income Tax Consequences
The following discussion of the principal U.S. federal income tax consequences with respect to stock options granted under the 2018 Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. The discussion is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable.
The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.
Incentive Stock Options. The grant or exercise of an ISO generally has no income tax consequences for the optionee or the Company. No taxable income results to the optionee upon the grant or exercise of an ISO. However, the amount by which the fair market value of the stock acquired pursuant to the exercise of an ISO exceeds the exercise price is an adjustment item and will be considered income for purposes of alternative minimum tax.
The aggregate fair market value of Common Stock (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by an optionee during any calendar year cannot exceed $100,000. In such case, the ISOs will be treated as a non-qualified stock option.
The sale of Common Stock received pursuant to the exercise of an option that satisfied all of the ISO requirements, as well as the holding period requirement described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on the sale and the exercise price. To receive ISO treatment, an optionee must be an employee of the Company (or certain affiliates) at all times during the period beginning on the date of the grant of the ISO and ending on the day three months before the date of exercise, and the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years from the date the ISO was granted, or (ii) within one year from the date of exercise of the ISO. Any gain or loss realized upon a subsequent disposition of the shares of Common Stock will be treated as a long-term capital gain or loss to the optionee (depending on the applicable holding period). The Company will not be entitled to a tax deduction upon such exercise of an ISO, or upon a subsequent disposition of the shares of Common Stock, unless such disposition occurs prior to the expiration of the holding period described above.
In general, if the optionee does not satisfy the foregoing holding periods, any gain (in an amount equal to the lesser of the fair market value of the Common Stock on the date of exercise (or, with respect to officers subject to Section 16(b) of the Exchange Act, the date that sale of such Common Stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price, or the amount realized on the disposition minus the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding periods described above, subject to the limitations under Code Sections 162(m) and 280G, the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).
Non-Qualified Stock Options. In general, an optionee will realize no taxable income upon the grant of a non-qualified stock option (sometimes referred to as “Non-ISO”) and the Company will not receive a deduction at the time of such grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a Non-ISO, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the stock. Subject to the limitations under Code Sections 162(m) and 280G, the Company will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.
Code Section 162(m). Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Parachute Payments. In the event that the payment or vesting of any award under the 2018 Plan is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)) and such payment of an award, either alone or together with any other payments made to certain Participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the Participant would be subject to a 20% excise tax on such portion of the payment.
Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a Participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the Participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2018 Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth certain information as of December 31, 2020 concerning our equity compensation plans:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	113,726(1)	$159.33(2)	94,485(3)
Equity compensation plans not approved by security holders	—	—	—
Total	113,726	$159.33	94,485
(1)
Consists of the following: (A) outstanding Options for 113,558 shares of Common Stock under the 2018 Plan, 2016 Plan and 2014 Plan; and (B) 168 shares reserved for issuance upon vesting of RSUs issued under the 2018 Plan.

(2)	Excludes RSUs, which have no exercise price.
(3)	Consists of shares of Common Stock that may be issued pursuant to Options, SARs, restricted stock, RSUs, PSUs and Other Stock-Based Awards under the 2018 Plan.
New Plan Benefits
Under the 2018 Plan, the terms and number of options or other awards to be granted in the future are to be determined in the discretion of the Plan Administrator. Since no such determination regarding awards or grants has yet been made and are not determinable using an objective formula, the benefits or amounts that will be received by or allocated to our executive officers, directors and other eligible employees cannot be determined at this time and the additional benefits or amounts, if any, that would have been awarded to such persons in 2020 if the Amendment had been in effect during such period are also not determinable. However, please refer to the section of this proxy statement entitled “Executive Compensation - Summary Compensation Table for 2020” which provides information on the grants made in the last fiscal year to our named executive officers and the section of this proxy statement entitled “Information Regarding the Board of Directors and Corporate Governance – Non-Employee Director Compensation,” which provides descriptions of grants made to our non-employee directors in the last fiscal year.
Prior Stock Option Grants Under the 2018 Plan
The following table sets forth the number of shares subject to stock options granted under the 2018 Plan from approval of such plan through the Record Date.
Name	Number of Shares Underlying Stock Options Granted(1)
Dane C. Andreeff Interim Chief Executive Officer and President	2,260
Joyce LaViscount Chief Financial Officer and Chief Operating Officer	13,489
All current executive officers as a group	15,749
All non-employee directors as a group	8,421
All other employees (including all current officers who are not executive officers) as a group	76,046
(1)	Does not include shares underlying options that were granted and were subsequently cancelled or expired unexercised
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE OF “FOR” PROPOSAL 5.

ADDITIONAL MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2020, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except for two reports filed late for Joyce LaViscount, and one report filed late for each of Philippe Deschamps and Dane Andreeff.
Other Matters
The Company is unaware of any business, other than as described in this proxy statement, that may be considered at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.
To assure the presence of the necessary quorum and to vote on the matters to come before the Annual Meeting, please promptly indicate your choices via the internet or phone, or by mail, according to the procedures described on the proxy card. The submission of a proxy via the internet, or by mail does not prevent you from attending and voting at the Annual Meeting.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.
Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you may write our Secretary at 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940, (215) 431-3296. Any stockholders who share the same address and currently receive multiple copies of the proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record or our Corporate Secretary to request information about “householding”.
Requirements for Submission of Stockholder Proposals and Nominations for 2022 Annual Meeting
To be considered for inclusion in the proxy materials for our 2022 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, your proposal must be submitted in writing by December 24, 2021, to our Corporate Secretary at Helius Medical Technologies, Inc., 642 Newtown Yardley Road, Suite 100, Newtown, Pennsylvania 18940.
Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2022 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above between January 25, 2022 and February 24, 2022. However, if our 2022 annual meeting occurs more than 30 days before or more than 30 days after May 25, 2022, we must receive nominations or proposals (i) not later than the close of business on the later of the 90th day prior to the date of the 2022 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2022 annual meeting, and (ii) not earlier than the 120th day prior to the 2022 annual meeting.
The above-mentioned proposals and notice to the Corporate Secretary must also be in compliance with our Amended and Restated Bylaws (including the information requirements therein) and the proxy solicitation rules of the SEC and Nasdaq as applicable. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.
Solicitation by Board; Expenses
The Board is sending you this proxy statement in connection with the solicitation of proxies for use at the Annual Meeting. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $18,000 in total. The Company’s directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services. The Company will pay the cost of preparing, assembling, and mailing the proxy materials. The Company has requested brokers, banks and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and the Company will reimburse such record holders for their reasonable expenses in doing so.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 25, 2021
The proxy statement, proxy card and annual report to stockholders are available at www.proxyvote.com.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors,

Joyce LaViscount
Chief Financial Officer, Chief Operating Officer and Secretary
April 23, 2021

Appendix A
AMENDMENT 2
TO
HELIUS MEDICAL TECHNOLOGIES, INC.
2018 OMNIBUS INCENTIVE PLAN

RECITALS
A. Helius Medical Technologies, Inc., a Delaware corporation (the “Company”) sponsors the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan (as previously amended by Amendment No. 1, the “Plan”).
B. The Plan is amended by this Amendment 2 (this “Second Amendment”) in the following respects, effective from and after the date this Second Amendment is approved by the stockholders of Helius Medical Technologies, Inc., in accordance with Article X of the Plan. Following such effective date, any reference to the “Plan” shall mean the Plan, as further amended by this Second Amendment. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan.
AMENDMENT
1. Section 4.1 of the Plan is hereby amended by deleting subsection 4.1(a)(i) of the Plan in its entirety and substituting the following in lieu thereof:
“The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted from and after the Effective Date shall not exceed (A) 718,031 shares, plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time following the effective date of Amendment 2 to the Plan (in each case subject to any increase or decrease pursuant to Section 4.2). For clarity, the number of shares of Common Stock in this Section 4.1(a)(i) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4.1(a)(i) does not limit the granting of Awards. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.”
2. Section 4.1 of the Plan is hereby amended by deleting subsection 4.1(a)(ii) of the Plan in its entirety and substituting the following in lieu thereof:
“The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan shall be 1,500,000 shares.”
3. Except as set forth in this amendment, the Plan shall be unaffected hereby and shall remain in full force and effect.

Appendix B
HELIUS MEDICAL TECHNOLOGIES, INC.
2018 OMNIBUS INCENTIVE PLAN*
Adopted by the Board of Directors: May 15, 2018
Approved by the Stockholders: June 28, 2018
*Does not reflect reverse stock split effected on December 31, 2020.
ARTICLE I

GENERAL
1.1 Purpose. The purpose of this Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan, as set forth herein, is effective as of the Effective Date (as defined in Article XIII).
1.2 Successor to and Continuation of Prior Plans .The Plan is intended as the successor to and continuation of the Helius Medical Technologies, Inc. 2016 Omnibus Incentive Plan, as amended (the “2016 Plan”) and the Helius Medical Technologies, Inc. June 2014 Stock Incentive Plan (the “2014 Plan”, and together with the 2016 Plan, the “Prior Plans”). Following the Effective Date, no additional stock awards may be granted under the Prior Plans. Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m., Eastern Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under such Prior Plans at such time and will be added to the Share Reserve (as further described in Section 4.1(a) below) and be then immediately available for grant and issuance pursuant to Awards granted under the Plan. In addition, from and after 12:01 a.m., Eastern Time on the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of such Prior Plans, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement or (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 4.1(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m., Eastern Time on the Effective Date will be subject to the terms of this Plan.
ARTICLE II

DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1 “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.
2.2 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or any Affiliate; (d) any corporation, trade or business (including a partnership or limited liability company) that directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any Affiliate has a material equity interest and that is designated as an “Affiliate” by resolution of the Committee.
2.3 “Appreciation Award” means any Stock Option or any Other Stock-Based Award that is based on the appreciation in value of a share of Common Stock in excess of an amount at least equal to the Fair Market Value on the date such Stock Option or Other Stock-Based Award is granted.

2.4 “Award” means any award granted or made under the Plan of any Stock Option, Restricted Stock or Other Stock-Based Award.
2.5 “Board” means the Board of Directors of the Company.
2.6 “Cause” means, with respect to a Participant’s Termination of Employment or Termination of Consultancy: unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee, a termination due to (i) the Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by the Participant of an illegal act, dishonesty or fraud that could have a significant adverse effect on the Company or its assets or reputation; or (iii) the Participant’s willful misconduct with regard to the Company, as determined by the Committee. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under Wyoming law.
2.7 “Change in Control” unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee and subject to Section 12.15(b), means the occurrence of any of the following:
(a) the acquisition (including through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by a Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board, calculated on a fully diluted basis after giving effect to such acquisition;
(b) an election of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) members of the Board on the Effective Date and (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date; provided that any Person nominated for election by a Board at least two-thirds of which consisted of Persons described in clauses (i) or (ii) or by Persons who were themselves nominated by such Board shall be deemed to have been nominated by a Board consisting of Persons described in clause (i); or
(c) the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person;
provided, however, that a Change in Control shall be deemed to not have occurred if such Change in Control results from the issuance, in connection with a bona fide transaction or series of transactions with the primary purpose of providing equity financing to the Company or any of its Affiliates, of voting securities of the Company or any of its Affiliates or any rights to acquire voting securities of the Company or any of its Affiliates which are convertible into voting securities.
2.8 “Change in Control Price” has the meaning set forth in Section 9.1(b).
2.9 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.
2.10 “Committee” means: (a) with respect to the application of the Plan to Eligible Employees and Consultants, the Compensation Committee of the Board or such other committee or subcommittee that is appointed by the Board, in each case, consisting of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3, a “nonemployee director” as defined in Rule 16b-3; and (ii) as applicable, an “independent director” as defined under the Nasdaq Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules; and (b) with respect to the application of the Plan to Non-Employee Directors, the Board. It is intended that, absent an affirmative decision by the Board to appoint a separate Committee, the Compensation Committee of the Board shall serve as the “Committee” with respect to the application of the Plan to Eligible Employees and Consultants. To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
2.11 “Common Stock” means the Class A common stock of the Company.
2.12 “Company” means Helius Medical Technologies, Inc., a Wyoming corporation, and its successors by operation of law.

2.13 “Competitor” means any Person that is, directly or indirectly, in competition with the business or activities of the Company and its Affiliates.
2.14 “Consultant” means any natural person (other than an Eligible Employee) who provides bona fide consulting or advisory services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.
2.15 “Detrimental Activity” means, unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee:
(a) without written authorization from the Company, disclosure to any Person outside the Company and its Affiliates or the use in any manner, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, at any time, of any confidential information, trade secrets or proprietary information relating to the business of the Company or any of its Affiliates that is acquired by the Participant at any time prior to the Participant’s Termination;
(b) any activity while employed or performing services that results, or if known could have reasonably been expected to result, in the Participant’s Termination for Cause;
(c) without written authorization from the Company, directly or indirectly, in any capacity whatsoever, (i) owning, managing, operating, controlling, being employed by (whether as an employee, consultant, independent contractor or otherwise, and whether or not for compensation) or rendering services to any Competitor; (ii) soliciting, aiding or inducing any customer of the Company or any Subsidiary to curtail, reduce or terminate its business relationship with the Company or any Subsidiary, or in any other way interfering with any such business relationships with the Company or any Subsidiary; (iii) soliciting, aiding or inducing any employee, representative or agent of the Company or any Subsidiary to leave such employment or retention or to accept employment with or render services to or with any other person, firm, corporation or other entity unaffiliated with the Company or hiring or retaining any such employee, representative or agent or taking any action to materially assist or aid any other person, firm, corporation or other entity in identifying, hiring or soliciting any such employee, representative or agent; or (iv) interfering, or aiding or inducing any other person or entity in interfering, with the relationship between the Company, its Subsidiaries and any of their respective vendors, joint venturers or licensors;
(d) a material breach of any restrictive covenant contained in any agreement between the Participant and the Company or an Affiliate; or
(e) the Participant’s Disparagement, or inducement of another to do so, of the Company or its Affiliates or their past or present officers, directors, employees or products.
Only the Chief Executive Officer or the Chief Financial Officer of the Company (or his designee, as evidenced in writing) shall have the authority to provide the Participant, except for himself or herself, with written authorization to engage in the activities contemplated in subsections (a) and (c).
2.16 “Disability” means, unless otherwise defined in the applicable Award agreement or other written agreement approved by the Committee, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.
2.17 “Disinterested Shareholder Approval” means approval of this Plan by a majority of the Company’s security holders, in accordance with the requirements stipulated in the TSX Company Manual, which for greater certainty, excludes the votes cast by Insiders entitled to receive a benefit under this Plan;
2.18 “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.
2.19 “Effective Date” means the effective date of the Plan as defined in Article XIII.
2.20 “Eligible Employee” means an employee of the Company or an Affiliate.
2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
2.22 “Exercisable Awards” means any Stock Option or any Other Stock-Based Award that provides for a Participant-elected exercise.
2.23 “Fair Market Value” means, unless otherwise determined by the Committee, as of any date, the value of the Common Stock, determined based on the following in order:
(a) if the Common Stock is listed on the NASDAQ Stock Market, the Fair Market Value of a share of Common Stock shall be the closing price reported or quoted on the NASDAQ Stock Market for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date and the Common Stock is listed on the TSX, the Fair Market Value of a share of Common Stock shall be the United States dollar equivalent (determined by using the closing $CAN to $US exchange rate published by the Bank of Canada on the applicable date) of the closing price reported or quoted on the TSX for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date on either the NASDAQ Stock Market or the TSX, the Fair Market Value of a share of Common Stock shall be the closing price reported or quoted on the NASDAQ Stock Market for the Common Stock on the first day prior thereto on which the Common Stock was reported or quoted, in each case as reported in a source the Committee deems reliable;
(b) if the Common Stock is not listed on the NASDAQ Stock Market but is listed on the TSX, the Fair Market Value of a share of Common Stock shall be the United States dollar equivalent (determined by using the closing $CAN to $US exchange rate published by the Bank of Canada on the applicable date) of the closing price reported or quoted on the TSX for the Common Stock on such date, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted on the TSX, in each case as reported in a source the Committee deems reliable;
(c) if the Common Stock is not listed on the NASDAQ Stock Market or the TSX, the Fair Market Value of a share of Common Stock shall be the closing price reported for the Common Stock on such date: (i) as reported on the principal national securities exchange in the United States on which it is then traded; or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; or
(d) if the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Code, as applicable.
2.24 “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.
2.25 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.26 “Insider” means an insider as defined in the TSX Company Manual which, as at the date hereof, means an insider as defined in the Securities Act (Ontario), which as at the date hereof, among other things, includes (i) a director or officer of a reporting issuer; (ii) a director or officer of a person or company that is itself an insider or subsidiary of a reporting issuer; and (iii) a person or company that has either individually or in the aggregate beneficial ownership of, or control or direction over, directly or indirectly, securities of a reporting issuer carrying more than 10% of the voting rights attached to all of the reporting issuer’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person or company as underwriter in the course of a distribution;
2.27 “Lead Underwriter” has the meaning in Section 12.24.
2.28 “Lock-Up Period” has the meaning in Section 12.24.
2.29 “Non-Employee Director” means a director of the Company or an Affiliate who is not an active employee of the Company or an Affiliate.
2.30 “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
2.31 “Other Extraordinary Event” has the meaning in Section 4.2(b).
2.32 “Other Stock-Based Award” means an Award under Article VIII that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.
2.33 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.34 “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.
2.35 “Performance Criteria” has the meaning set forth in Exhibit A.
2.36 “Performance Period” means each fiscal year of the Company or such other period (as specified by the Committee) over which the attainment of performance goals is measured.
2.37 “Performance Share” means an Other Stock-Based Award of the right to receive a number of shares of Common Stock or cash of an equivalent value at the end of a specified Performance Period.
2.38 “Performance Unit” means an Other Stock-Based Award of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both, at the end of a specified Performance Period.
2.39 “Person” means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).
2.40 “Plan” means this Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as amended from time to time.
2.41 “Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions pursuant to Article VII.
2.42 “Restriction Period” has the meaning set forth in Section 7.3(a).
2.43 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.44 “Section 4.2 Event” has the meaning set forth in Section 4.2(b).
2.45 “Section 409A Covered Award” has the meaning set forth in Section 12.15.
2.46 “Section 409A” means the nonqualified deferred compensation rules under Section 409A of the Code.
2.47 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
2.48 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.
2.49 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.50 “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.51 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.52 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity that is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, unless otherwise determined by the Committee, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.
2.53 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, his ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.54 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence) of a Participant from the Company and its Affiliates; or (b) when an entity that is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his employment, unless otherwise determined by the Committee, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.
2.55 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
2.56 “TSX” means the Toronto Stock Exchange and any successor thereto.
2.57 “TSX Company Manual” means the rules and policies of the TSX contained in the TSX Company Manual, as amended from time to time.
ARTICLE III

ADMINISTRATION
3.1 The Committee. The Plan shall be administered and interpreted by the Committee.
3.2 Grant and Administration of Awards. Subject to any necessary approval of the TSX, the Committee shall have full authority and discretion, as provided in Section 3.6, to grant and administer Awards including the authority to:
(a) select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted;
(b) determine the number of shares of Common Stock to be covered by each Award;
(c) determine the type and the terms and conditions, not inconsistent with the terms of the Plan, of each Award (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation or any vesting schedule or acceleration thereof);
(d) determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(e) determine whether to require a Participant, as a condition of the granting of any Award, to refrain from selling or otherwise disposing of Common Stock acquired pursuant to such Award for a period of time as determined by the Committee;
(f) condition the grant, vesting or payment of any Award on the attainment of performance goals (including goals based on the Performance Criteria) over a Performance Period, set such goals and such period, and certify the attainment of such goals;
(g) amend, after the date of grant, the terms that apply to an Award upon a Participant’s Termination, provided that such amendment does not reduce the Participant’s rights under the Award;
(h) determine the circumstances under which vesting provisions of Common Stock and other amounts payable with respect to an Award may be deferred in a manner intended to comply with or be exempt from Section 409A;
(i) generally, exercise such powers and perform such acts as the Committee deems necessary or advisable to promote the best interests of the Company in connection with the Plan that are not inconsistent with the provisions of the Plan;
(j) construe and interpret the terms and provisions of the Plan and any Award (and any agreements relating thereto); and
(k) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto.
3.3 Award Agreements. All Awards shall be evidenced by, and subject to the terms and conditions of, a written notice provided by the Company to the Participant or a written agreement executed by the Company and the Participant.
3.4 Guidelines. The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdiction to comply with applicable tax and securities laws and may impose such limitations and restrictions that it deems necessary or advisable to comply with the applicable tax and securities laws of such domestic or foreign jurisdiction.
3.5 Delegation of Authority. Notwithstanding anything to the contrary set forth in the Plan, the Committee may, from time to time as it deems advisable, to the extent permitted by applicable law and stock exchange rules:
(a) delegate its responsibilities to officers or employees of the Company and its Affiliates, including delegating authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee;
(b) engage legal counsel, consultants, professional advisors and agents to assist in the administration of the Plan and rely upon any opinion or computation received from any such Person. Expenses incurred by the Committee or the Board in the engagement of any such person shall be paid by the Company; and
(c) delegate to a committee consisting of one (1) or more members of the Board the authority to (i) designate Eligible Employees or Consultants who are not officers of the Company (within the meaning of Rule 16a-1(f) of the Exchange Act) to be recipients of Stock Options (and to the extent permitted by applicable law, Other Stock-Based Awards), and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Eligible Employees and Consultants (subject to any limits set by the Board); provided that any such Awards will be granted on the form of award agreement most recently approved for use by the Committee, unless otherwise provided for in the resolutions approving the delegation authority.
3.6 Decisions Final. All determinations, evaluations, elections, approvals, authorizations, consents, decisions, interpretations and other actions made or taken by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the sole and absolute discretion of all and each of them, and shall be final, binding and conclusive on all employees and Participants and their respective beneficiaries, heirs, executors, administrators, successors and assigns.
3.7 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.8 Liability; Indemnification.
(a) The Committee, its members and any delegate or Person engaged pursuant to Section 3.5 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or any Affiliate or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.
(b) To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each current or former officer or employee of the Company or any Affiliate and member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such person’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification provided for under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him.
ARTICLE IV

SHARE LIMITATIONS
4.1 Shares.
(a) General Limitations.
(i) The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted from and after the Effective Date shall not exceed (A) 5,356,114 shares (which number is the sum of (1) the number of shares (2,356,114) subject to the Prior Plans’ Available Reserve and (2) an additional 3,000,000 new shares), plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (in each case subject to any increase or decrease pursuant to Section 4.2). For clarity, the number of shares of Common Stock in this Section 4.1(a)(i) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 4.1(a)(i) does not limit the granting of Awards. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii) The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan shall be 15,000,000 shares.
(iii) If any Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised portion shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or an Other Stock-Based Award denominated in shares of Common Stock granted under this Plan is forfeited for any reason, the number of forfeited shares of Common Stock comprising or underlying such Awards shall again be available for purposes of Awards under the Plan. The number of shares of Common Stock available for the purpose of Awards under this Plan shall be reduced by (i) the total number of Exercisable Awards exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement and (ii) any shares of

Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares under this Plan. Shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option exercise price shall not be added to the aggregate share reserve described herein.
(b) Non-Employee Director Aggregate Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $800,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such period, $1,200,000 in total value, in each case calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes.
4.2 Changes.
(a) The existence of the Plan and the Awards shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.
(b) Subject to the provisions of Section 4.2(d), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase Common Stock or securities convertible into Common Stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, a “Section 4.2 Event”), then, subject to any necessary TSX approval, one or more of (i) the aggregate number or kind of shares that thereafter may be issued under the Plan, (ii) the number or kind of shares or other property (including cash) subject to an Award, (iii) the purchase or exercise price of Awards, or (iv) the aggregate number or kind of shares with respect to which Incentive Stock Options may thereafter be granted, shall be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. In connection with any Section 4.2 Event and subject to any necessary TSX approval, the Committee may provide for the cancellation of outstanding Awards and payment in cash or other property in exchange therefor. In addition, subject to Section 4.2(d) and any necessary TSX approval, in the event of any change in the capital structure of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2(b) or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to Section 4.2(b) to Awards that are considered “non-qualified deferred compensation” within the meaning of Section 409A shall be made in a manner intended to comply with the requirements of Section 409A; and (y) any adjustments made pursuant to Section 4.2(b) to Awards that are not considered “non-qualified deferred compensation” subject to Section 409A shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue to be exempt from Section 409A or (B) comply with the requirements of Section 409A.
(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(d) Upon the occurrence of an Acquisition Event, the Committee may terminate all outstanding and unexercised Exercisable Awards, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Exercisable Awards that are then outstanding to the extent vested on the date such notice of termination is given (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article IX shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article IX shall apply.
4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than permitted under applicable law.
ARTICLE V

ELIGIBILITY
5.1 General Eligibility. All current and prospective Eligible Employees and Consultants, and current Non-Employee Directors, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock do not constitute “service recipient stock” for purposes of Section 409A with respect to such Eligible Employee, Consultant or Non-Employee Director if such shares are required to constitute “service recipient stock” for such Award to comply with, or be exempt from, Section 409A of the Code.
5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee.
5.3 General Requirement. The grant of Awards to a prospective Eligible Employee or Consultant and the vesting and exercise of such Awards shall be conditioned upon such Person actually becoming an Eligible Employee or Consultant; provided, however, that no Award may be granted to a prospective Eligible Employee or Consultant unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions (and, in the case of an Award to an Eligible Employee or Consultant pursuant to which Common Stock would be issued prior to such Person performing services for the Company, the Company may require payment of not less than the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with applicable law). Awards may be awarded in consideration for past services actually rendered to the Company or an Affiliate.
ARTICLE VI

STOCK OPTIONS
6.1 Stock Options. Each Stock Option shall be one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option. The Committee shall have the authority to grant to any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant to any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.2 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.
6.3 Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee on or before the date of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock on the date of grant.
(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five years).
(c) Exercisability.
(i) Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee in the applicable Award agreement. The Committee may waive any vesting limitations on exercisability at any time at or after grant in whole or in part, in its discretion.
(ii) Unless otherwise determined by the Committee in the applicable Award agreement, (A) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (B) as a condition of the exercise of a Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (C) in the event the Participant engages in Detrimental Activity during the one-year period commencing on the earlier of the date the Stock Option is exercised or the date of the Participant’s Termination, the Company shall be entitled to recover from the Participant at any time within one year after such date, and the Participant shall pay over to the Company, an amount equal to any gain realized (whether at the time of exercise or thereafter) as a result of the exercise. Unless otherwise determined by the Committee in the applicable Award agreement, this Section 6.3(c)(ii) shall cease to apply upon a Change in Control.
(d) Method of Exercise. To the extent vested, a Stock Option may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Committee and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including the Participant transferring and disposing of a specified number of vested Stock Options to the Company in exchange for a number of shares of Common Stock having a fair market value equal to the intrinsic value of such vested Stock Options disposed of and transferred to the Company (“Net Settlement”), calculated as set out below). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

Upon the Net Settlement of Stock Options (the “Disposed Options”), the Company shall deliver to the Participant, that number of fully paid and non-assessable shares of Common Stock (“X”) equal to the number of shares of Common Stock that may be acquired by the Disposed Options (“Y”) multiplied by the quotient obtained by dividing the result of the Fair Market Value of one share of Common Stock (“B”) less the exercise price per share of Common Stock subject to the Disposed Options (“A”) by the Fair Market Value of one share of Common Stock (“B”). Expressed as a formula, such number of shares of Common Stock shall be computed as follows:
X = (Y) x (B - A)
(B)
No fractional shares of Common Stock shall be issuable upon the Net Settlement of Stock Options, such shares of Common Stock to be rounded down to the nearest whole number.
(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine that a Non-Qualified Stock Option that otherwise is not Transferable pursuant to this section is Transferable to a Family Member in whole or in part, and in such circumstances, and under such conditions as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be Transferred subsequently other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.
(f) Termination by Death or Disability. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by involuntary termination by the Company or an Affiliate without Cause, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(h) Voluntary Termination. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is voluntary (other than a voluntary Termination described in subsection (i)(B) below), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.
(i) Termination for Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination (A) is for Cause or (B) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire on the date of such Termination.
(j) Unvested Stock Options. Unless otherwise determined by the Committee, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.
(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified

Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the date an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.
(l) Form, Modification, Extension and Renewal of Stock Options. Stock Options may be evidenced by such form of agreement as is approved by the Committee. The Committee may, subject to any necessary TSX approval and subject to terms of this Plan, (i) modify, extend or renew outstanding Stock Options (provided that (A) the rights of a Participant are not reduced without his consent; and (B) such action does not subject the Stock Options to Section 409A or otherwise extend the Stock Options beyond their stated term), and (ii) accept the surrender of outstanding Stock Options and authorize the granting of new Stock Options in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower exercise price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
(m) No Reload Options. Options shall not provide for the grant of the same number of Options as the number of shares used to pay for the exercise price of Options or shares used to pay withholding taxes (i.e., “reloads”).
ARTICLE VII

RESTRICTED STOCK
7.1 Awards of Restricted Stock. The Committee shall determine the Participants to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture or to restrictions on transfer, and all other terms and conditions of the Awards.
Unless otherwise determined by the Committee in the applicable Award agreement, (A) in the event the Participant engages in Detrimental Activity prior to any vesting of Restricted Stock, all unvested Restricted Stock shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Restricted Stock, the Committee shall be entitled to recover from the Participant (at any time within one year after such engagement in Detrimental Activity) an amount equal to the Fair Market Value as of the vesting date(s) of any Restricted Stock that had vested in the period referred to above. Unless otherwise determined by the Committee in the applicable Award agreement, this paragraph shall cease to apply upon a Change in Control.
The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals (including goals based on the Performance Criteria) or such other factors as the Committee may determine.
7.2 Awards and Certificates. The Committee may require, as a condition to the effectiveness of an Award of Restricted Stock, that the Participant execute and deliver to the Company an Award agreement or other documentation and comply with the terms of such Award agreement or other documentation. Further, Restricted Stock shall be subject to the following conditions:
(a) Purchase Price. The purchase price of Restricted Stock, if any, shall be fixed by the Committee. In accordance with Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Helius Medical Technologies, Inc. (the “Company”) 2018 Omnibus Incentive Plan (as amended from time to time, the “Plan”), and an Award Agreement entered into between the registered owner and the Company dated __________. Copies of such Plan and Agreement are on file at the principal office of the Company.”
(c) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Award of Restricted Stock in the event that such Award is forfeited in whole or part.
7.3 Restrictions and Conditions. Restricted Stock shall be subject to the following restrictions and conditions:
(a) Restriction Period.
(i) The Participant shall not be permitted to Transfer shares of Restricted Stock, and the Restricted Stock shall be subject to a risk of forfeiture (collectively, “restrictions”) during the period or periods set by the Committee (the “Restriction Periods”), as set forth in the Restricted Stock award agreement. The Committee may provide for the lapse of the restrictions in whole or in part (including in installments) based on service, attainment of performance goals or such other factors or criteria as the Committee may determine, and may waive all or any part of the restrictions at any time subject to Section 7.3(a)(ii).
(ii) The Committee may condition the grant or vesting of Restricted Stock upon the attainment of performance goals (including, performance goals based on the Performance Criteria) or such other factors as the Committee may determine.
(b) Rights as a Stockholder. Except as otherwise determined by the Committee, the Participant shall have all the rights of a holder of shares of Common Stock of the Company with respect to the vested portion of Restricted Stock, subject to the following provisions of this Section 7.3(b). Except as otherwise determined by the Committee, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively, “dividends”) on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) in no event shall dividends or other distributions payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions. The obligation of the Company to pay any dividends hereunder upon lapse of the applicable restrictions shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company. In no event shall the Company be required, or have any obligation, to set aside, or hold in escrow or trust, any funds for the purpose of paying such dividends.
(c) Termination. Upon a Participant’s Termination for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant, or, if no rights of a Participant are reduced, thereafter.

(d) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant, and any and all unpaid distributions or dividends payable thereunder shall be paid. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.
ARTICLE VIII

OTHER STOCK-BASED AWARDS
8.1 Other Awards. The Committee is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock appreciation rights, stock equivalent units, restricted stock units, Performance Shares, Performance Units and Awards valued by reference to book value of shares of Common Stock.
The Committee shall have authority to determine the Participants to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of performance goals (including, performance goals based on the Performance Criteria) or such other factors as the Committee may determine.
8.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:
(a) Non-Transferability. The Participant may not Transfer Other Stock-Based Awards or the Common Stock underlying such Awards prior to the date on which the underlying Common Stock is issued, or, if later, the date on which any restriction, performance or deferral period applicable to such Common Stock lapses.
(b) Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, “dividends”) with respect to shares of Common Stock covered by Other Stock-Based Awards. Except as otherwise determined by the Committee, dividends with respect to unvested Other Stock-Based Awards shall be withheld until such Other Stock-Based Awards vest. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Committee upon the lapse of the restrictions. The obligation of the Company to pay any dividends hereunder upon lapse of the applicable restrictions shall be a general, unsecured obligation of the Company payable solely from the general assets of the Company. In no event shall the Company be required, or have any obligation, to set aside, or hold in escrow or trust, any funds for the purpose of paying such dividends.
(c) Vesting. Other Stock Based Awards and any underlying Common Stock shall vest or be forfeited to the extent set forth in the applicable Award agreement or as otherwise determined by the Committee. At the expiration of any applicable Performance Period, the Committee shall determine the extent to which the relevant performance goals are achieved and the portion of each Other Stock-Based Award that has been earned. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award.
(d) Payment. Following the Committee’s determination in accordance with subsection (c) above, shares of Common Stock or, as determined by the Committee, the cash equivalent of such shares, shall be delivered to the Participant, or his legal representative, in an amount equal to such individual’s earned Other Stock-Based Award. Notwithstanding the foregoing, the Committee may exercise negative discretion by providing in an Other Stock-Based Award the discretion to pay an amount less than otherwise would be provided under the applicable level of attainment of the performance goals or subject the payment of all or part of any Other Stock-Based Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.
(e) Detrimental Activity. Unless otherwise determined by the Committee in the applicable Award agreement, (A) in the event the Participant engages in Detrimental Activity prior to any vesting of such Other Stock-Based

Award, all unvested Other Stock-Based Awards shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Other Stock-Based Award, the Committee shall be entitled to recover from the Participant (at any time within the one-year period after such engagement in Detrimental Activity) an amount equal to any gain the Participant realized from any Other Stock-Based Award that had vested in the period referred to above. Unless otherwise determined by the Committee in the applicable Award agreement, this Section 8.2(e) shall cease to apply upon a Change in Control.
(f) Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.
(g) Termination. Upon a Participant’s Termination for any reason during the Performance Period, the Other Stock-Based Awards will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.
ARTICLE IX

CHANGE IN CONTROL PROVISIONS
9.1 Change in Control. In the event of a Change in Control of the Company, except as otherwise provided by the Committee in an Award agreement or otherwise in writing, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:
(a) Awards, whether or not then vested, may be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d), and Restricted Stock or other Awards may, where appropriate in the discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or any other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, any assumption or substitution of Incentive Stock Options shall be structured in a manner intended to comply with the requirements of Treasury Regulation §1.424-1 (and any amendments thereto).
(b) Awards may be canceled in exchange for an amount of cash equal to the Change in Control Price (as defined below) per share of Common Stock covered by such Awards), less, in the case of an Appreciation Award, the exercise price per share of Common Stock covered by such Award. The “Change in Control Price” means the price per share of Common Stock paid in the Change in Control transaction.
(c) Appreciation Awards may be cancelled without payment, if the Change in Control Price is less than the exercise price per share of such Appreciation Awards.
Notwithstanding anything else herein, the Committee may provide for accelerated vesting or lapse of restrictions, of an Award at any time.
ARTICLE X

TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan but subject to any necessary TSX approval, the Board, or the Committee (to the extent permitted by law), may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary or advisable to ensure that the Company may comply with any regulatory requirement referred to in Article XII or Section 409A), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced in any material respect without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law and, if applicable, Disinterested Shareholder Approval, no amendment may be made that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (b) change the classification of individuals eligible to receive Awards under the Plan; (c) extend the maximum term of Options; (d) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Appreciation Awards, or cancel outstanding Stock Options or Appreciation Awards (where, prior to the reduction or cancellation, the exercise price exceeds the Fair Market Value on the date of cancellation) in exchange for cash, other Awards or Stock Options or Appreciation Awards with an exercise price that is less than the exercise price of the original Stock Options or Appreciation Awards; or (e) otherwise require stockholder approval in order for the Plan or any of the Awards issued hereunder to continue to comply with applicable law (including Code Section 422) or the rules of any applicable securities exchange or system on which the Company’s securities are listed or traded at the request of the Company.
Subject to any necessary TSX approval, the Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided that no such amendment reduces in any material respect the rights of any Participant without the Participant’s consent. Actions taken by the Committee in accordance with Article IV shall not be deemed to reduce the rights of any Participant.
Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award at any time without a Participant’s consent to comply with Section 409A or any other applicable law.
ARTICLE XI

UNFUNDED PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
ARTICLE XII

GENERAL PROVISIONS
12.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.
All certificates or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If necessary or advisable in order to prevent a violation of applicable securities laws or to avoid the imposition of public company reporting requirements, then, notwithstanding anything herein to the contrary, any stock-settled Awards shall be paid in cash in an amount equal to the Fair Market Value on the date of settlement of such Awards.
12.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
12.3 No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award thereunder shall give any Participant or other person any right to employment, consultancy or directorship by the Company or any Affiliate, or limit in any way the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his employment, consultancy or directorship at any time.
12.4 Withholding of Taxes. The Company or any Affiliate shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash thereunder, payment by the Participant of, any Federal, foreign, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the

Company or any Affiliate. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
12.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided in the Plan or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
12.6 Listing and Other Conditions.
(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option or other Exercisable Award with respect to such shares shall be suspended until such listing has been effected.
(b) If at any time counsel to the Company shall be of the opinion that any offer or sale of Common Stock pursuant to an Award is or may be unlawful or prohibited, or will or may result in the imposition of excise taxes on the Company, under the statutes, rules or regulations of any applicable jurisdiction or under the rules of the national securities exchange on which the Common Stock then is listed, the Company shall have no obligation to make such offer or sale, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to the Common Stock or Awards, and the right to exercise any Stock Option or other Exercisable Award shall be suspended until, in the opinion of said counsel, such offer or sale shall be lawful, permitted or will not result in the imposition of excise taxes on the Company.
(c) Upon termination of any period of suspension under this Section 12.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.
(d) A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
12.7 Governing Law. The Plan and matters arising under or related to it shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles of conflicts of laws.
12.8 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (a) “or” shall mean “and/or” and (b) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.
12.9 No Acquired Rights. In participating in the Plan, each Participant is deemed to acknowledge and accept that the Committee has the sole discretion to amend or terminate the Plan, to the extent permitted hereunder, at any time and that the opportunity given to a Participant to participate in the Plan is at the sole discretion of the Committee and does not obligate the Company or any Affiliate to offer such participation in the future (whether on the same or different terms). In participating in the Plan, each Participant is deemed further to acknowledge and accept that (i) such Participant’s participation in the Plan is not to be considered part of any normal or expected compensation, (ii) the value of Awards granted to a Participant shall not be used for purposes of determining any benefits or compensation payable to the Participant or the Participant’s beneficiaries or estate under any benefit arrangement of the Company or its Affiliates and (iii) the termination of the Participant’s employment with the Company or an Affiliate under any circumstance whatsoever will not give the Participant any claim or right of action against the Company or any of its Affiliates in respect of any lost rights under the Plan that may arise as a result of such termination of employment.
12.10 Data Protection. By participating in the Plan, each Participant shall consent to the holding and processing of personal information provided by such Participant to the Company, any Affiliate, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: (i) administering and maintaining Participant records; (ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan; (iii) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and (iv) transferring personal information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country. Such personal information may include, without limitation, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company or an Affiliate and details of all Awards or other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in a Participant’s favor.
12.11 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards.
12.12 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and each Award to an individual Participant need not be the same.
12.13 Death/Disability. The Committee may require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary or advisable to establish the validity of the transfer of an Award. The Committee also may require that the transferee agree to be bound by all of the terms and conditions of the Plan.
12.14 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or advisable for the administration and operation of the Plan and the transaction of business thereunder.
12.15 Section 409A. Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A or for any damages for failing to comply with Section 409A. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a) A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 12.15(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.

(b) With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A, subject to Section 12.15(a).
(c) For purposes of Code Section 409A, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.
(d) Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.
12.16 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.
12.17 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
12.18 Participants Subject to Taxation Outside the U.S.; No Tax Equalization. With respect to a Participant who is subject to taxation in a country other than the United States, the Committee may grant Awards to such Participant on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable country, and the Committee may create such procedures, addenda and subplans and make such modifications as may, in the Committee’s discretion, be necessary or desirable to comply with such laws. Neither the Company nor any Affiliate shall have any responsibility to such Participant with respect to any taxes owed or owing in or to any jurisdiction that such Participant incurs as a result of receiving an Award and becoming a Participant in the Plan, nor shall the Company or any Affiliate provide any tax equalization payment to any Participant in respect of taxes owed or owing in or to any jurisdiction by a Participant.
12.19 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
12.20 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
12.21 Recoupment. All Awards granted or other compensation paid by the Company under the Plan, including any shares of Common Stock issued under any Award thereunder, will be subject to: (i) any compensation recapture policies established by the Board or the Committee from time to time and in effect at the time of grant of the Award, and (ii) any compensation recapture policies to the extent required pursuant to any applicable law (including, without limitation, the Dodd-Frank Act) or the rules and regulations of any national securities exchange on which the shares of Common Stock are then traded.
12.22 Reformation. If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.
12.23 Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Exercisable Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that is delivered and/or accepted electronically.

12.24 Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.
12.25 TSX Policy Manual. For so long as the Common Stock is listed on the TSX, the provisions of this Plan are subject to the relevant policies of the TSX, including but not limited to the TSX Company Manual.
ARTICLE XIII

EFFECTIVE DATE OF PLAN
The Plan was adopted by the Board on May 8, 2018, effective as of the date of the annual meeting of stockholders of the Company held in calendar year 2018, provided the Plan is approved by the Company’s stockholders at such meeting (the “Effective Date”).
ARTICLE XV

TERM OF PLAN
No Award shall be granted on or after the tenth anniversary of the earlier of (a) the date the Plan is adopted by the Board or (b) the date the Plan is approved by the stockholders of the Company, provided that Awards granted prior to such tenth anniversary may extend beyond that date in accordance with the terms of the Plan.
EXHIBIT A

PERFORMANCE CRITERIA
Performance goals established for purposes of the grant or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards or Performance-Based Cash Awards shall be based on one or more of the following performance criteria (“Performance Criteria”):
(1)	enterprise value or value creation targets;
(2)	income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit;
(3)	cash flow including, but not limited to, from operations or free cash flow;
(4)
specified objectives with regard to limiting the level of increase in all or a portion of bank debt or other long-term or short-term public or private debt or other similar financial obligations, or other capital structure improvements, which may be calculated net of cash balances or other offsets and adjustments as may be established by the Committee;

(5)	net sales, revenues, net income or earnings before income tax or other exclusions;
(6)	operating margin; return on operating revenue or return on operating profit;
(7)	return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets;
(8)	market capitalization, earnings per share, fair market value of the shares of the Common Stock, franchise value (net of debt), economic value added;
(9)	total stockholder return or growth in total stockholder return (with or without dividend reinvestment);

(10)	financing and other capital raising transactions;
(11)	proprietary investment results;
(12)	estimated market share;
(13)	expansion of sales in additional geographies or markets;
(14)	expense management/control or reduction (including without limitation, compensation and benefits expense);
(15)	customer satisfaction;
(16)	technological improvements/implementation, new product innovation;
(17)	collections and recoveries;
(18)	property/asset purchases;
(19)	litigation and regulatory resolution/implementation goals;
(20)	leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals);
(21)	risk management/implementation;
(22)	development and implementation of strategic plans or organizational restructuring goals;
(23)	development and implementation of risk and crisis management programs; compliance requirements and compliance relief; productivity goals; workforce management and succession planning goals;
(24)	employee satisfaction or staff development;
(25)	formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance revenue or profitability or to enhance its customer base;
(26)	licensing or partnership arrangements;
(27)	progress of partnered programs and partner satisfaction;
(28)	progress of internal research or development programs;
(29)	strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);
(30)	implementation or completion of critical projects;
(31)	completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets; or
(32)	other measures of performance selected by the Committee.
All Performance Criteria may be based upon the attainment of specified levels of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) performance under one or more of the measures described above and may be measured relative to the performance of other corporations (or an affiliate, subsidiary, division, other operational unit, business segment or administrative department of another corporation or its affiliates). Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. The Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.
Except as otherwise determined by the Committee in the applicable Award agreement or in such other document setting forth the Performance Criteria at the time the Performance Criteria are established, the measures used in Performance Criteria set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee:
(a) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) or the financial statements of the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate);
(b) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or Affiliate, division, other operational unit, business segment or administrative department of the Company or any Affiliate) during the fiscal year or other applicable performance period; and
(c) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.
To the extent any Performance Criteria are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Criteria are set.

Helius MEDICAL TECHNOLOGIES

BROADRIDGE FINANCIAL SOLUTIONS, INC.
51 MERCEDES WAY
EDGEWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 24, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HSDT2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D47037-P55671

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HELIUS MEDICAL TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Blane Walter
02) Dane C. Andreeff
03) Edward M. Straw
04) Jeffrey Mathiesen
05) Mitchell E. Tyler
06) Sherrie Perkins

The Board of Directors recommends you vote FOR proposals 2 and 3.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 Year	2 Years	3 Years	Abstain
4. Approve, on an advisory basis, the frequency of the advisory vote on named executive officer compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
5. Approve a proposed amendment to the Helius Medical Technologies, Inc. 2018 Omnibus Incentive Plan, as amended	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D47038-P55671

HELIUS MEDICAL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
May 25, 2021 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dane C. Andreeff and Joyce LaViscount, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, and to vote in their judgment upon all other matters that may properly come before the Annual Meeting, all of the shares of Class A common stock of Helius Medical Technologies, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on May 25, 2021, at www.virtualshareholdermeeting.com/HSDT2021, and any adjournment or postponement thereof. The undersigned hereby revokes any proxy previously given to vote at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side